SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]


Check the appropriate box:
[_]   Preliminary Proxy Statement
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      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                             Babson Value Fund, Inc.
                     D.L. Babson Tax-Free Income Fund, Inc.
                             Shadow Stock Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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


                              [LOGO] BABSON FUNDS



                                                               January 29, 2004


Dear Shareholder:

As a shareholder in a Babson fund, you are being asked to vote on several important matters that would affect your fund. These matters will be considered at a special meeting of shareholders of your fund, which has been scheduled for March 15, 2004.


As part of a broader integration initiative, you are being asked to approve the reorganization of your fund as a separate series of the Tamarack Funds Trust. The reorganization would be accomplished through a Reorganization transaction that has been approved by your fund's Board. If you and your fellow shareholders approve the Reorganization, your fund would be reorganized as a Tamarack Fund on or about March 31, 2004. The Reorganization would consist of the transfer of the net assets of your fund to the corresponding Tamarack Fund in exchange for Class S shares of the Tamarack Fund. The total net asset value of your Class S shares in the Tamarack Fund would be the same as the total net asset value of your shares in your fund. Voyageur, the investment advisor to both your fund and the Tamarack Funds, is paying all of the ordinary costs of the Reorganization and the transaction is expected to qualify as a tax-free reorganization for federal income tax purposes.

DAVID L. BABSON WILL CONTINUE TO ACT AS SUB-ADVISOR TO BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II, INC., BABSON VALUE FUND, INC. AND SHADOW STOCK FUND, INC. Voyageur's continuing relationship with David L. Babson is important to Voyageur and to you as a shareholder in these funds. Voyageur believes that the capabilities of David L. Babson's portfolio team in the equity value style is a complement to Voyageur's growth and fixed income expertise and provides a range of solid portfolio management skills for the shareholders of these funds.

You are also being asked to elect nine nominees to serve on the board of directors of your fund. In addition, you are being asked to approve the modification of your fund's fundamental investment polices/restrictions. Furthermore, shareholders of certain Babson funds are being asked to approve the reclassification as non-fundamental of certain investment policies/restrictions that are no longer legally required to be classified as fundamental. These changes are intended to streamline and make uniform the policies/restrictions applicable to all the funds in order to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to the funds. Finally, you are being asked to ratify the Board's selection of Deloitte & Touche LLP as the independent auditors of your fund for the current fiscal year.


The enclosed materials include detailed information about these five proposals. To assist you in understanding these proposals we have provided a Definitions of Key Terms page and a Questions and Answers section.



As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please submit your vote via telephone, Internet or mail. Instructions are provided in the enclosed materials. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you prefer, you may attend the Meeting and vote your shares in person. If you plan to attend the meeting, please notify us in advance by calling (866) 409-2550. Because your vote is important, if we have not received your voting instructions as the meeting date approaches, you may be contacted by a representative of Georgeson or Voyageur.


If you have any questions, please call your fund's toll-free number (800) 422-2766, and ask to speak with a representative, who will be happy to help you.


                                                         Sincerely,

                                                         /s/ Jennifer D. Lammers

                                                         Jennifer D. Lammers
                                                         President

                           DEFINITIONS OF KEY TERMS
                        USED IN THE QUESTIONS & ANSWERS
                          AND LETTER TO SHAREHOLDERS

BOARD: The current board of directors of your fund. The members of the Board of your fund may change if shareholders of your fund approve the proposal described in the enclosed materials to elect a new board of directors. Shareholders of the other funds are being asked to elect the same new board of directors for their funds. The independent directors nominated to serve on the new boards of directors have been selected from among the independent directors currently serving on the boards of your fund and the other funds.

DAVID L. BABSON: David L. Babson & Company Inc. is the registered investment advisor that is currently serving as sub-advisor to your fund.


GEORGESON: Your fund's proxy solicitation agent.

INTEGRATION INITIATIVE: Voyageur's effort to integrate its financial services operations by simplifying the existing lineup of funds and standardizing current investment operations. This involves reducing the number of funds (by combining similar funds and portfolios), closing under-performing funds, and simplifying administration by integrating the funds under a single legal entity and a single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.


PLAN: The Agreement and Plan of Reorganization under which your fund would be reorganized as a separate portfolio of the Tamarack Funds Trust.

REORGANIZATION: The proposed reorganization of your fund as a separate portfolio of the Tamarack Funds Trust, which would be accomplished through a reorganization transaction that would be carried out in accordance with the terms of the Plan.


TAMARACK FUNDS TRUST: The new legal entity (a Delaware statutory trust) under which Voyageur has proposed to integrate the funds as separate portfolios of this trust. Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies. As mentioned above, the Tamarack Funds would become the new name for the funds.


THE BABSON FUNDS: The mutual funds involved in this Proxy Statement: Babson
       Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., and Shadow Stock Fund, Inc.


THE FUNDS: The Babson Funds, the Great Hall Funds, the J&B Funds and the RBC
       Funds are a collection of twenty-two individual mutual funds and/or portfolios. Voyageur serves as investment advisor to all of these funds and portfolios.

VOYAGEUR: Voyageur Asset Management Inc. is an SEC registered investment advisor and subsidiary of RBC Dain Rauscher Corp., currently serving as advisor to your fund and all the funds. For over 20 years, Voyageur has provided equity, fixed income and balanced asset management services to clients throughout the U.S. and in Canada. Currently, Voyageur manages client assets totaling over $23 billion.


YOUR FUND: The Babson fund in which you currently hold shares.

                              IMPORTANT NEWS FOR
                           BABSON FUND SHAREHOLDERS


On May 1, 2003, Jones & Babson, Inc., was acquired by RBC Dain Rauscher Corp. At the time of this acquisition, Jones & Babson, Inc. was the investment advisor and David L. Babson was the sub-advisor for your fund.

As a result of the acquisition, Jones & Babson, Inc. became an affiliate of Voyageur. Like Jones & Babson, Inc., Voyageur is also a subsidiary of RBC Dain Rauscher Corp. and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corp. consolidated the investment advisory activities of its two subsidiaries (Jones & Babson, Inc. and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to your fund at that time, while David L. Babson remained your fund's sub-advisor. This change did not impact the investment style or portfolio management of your fund.


You are being asked to consider several proposals to be voted upon at an upcoming shareholder meeting of your fund. A brief overview of these proposals and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy Statement before voting.

Q & A: QUESTIONS AND ANSWERS

Q: WHAT IS HAPPENING?


A: Voyageur, your fund's investment advisor, currently serves as the investment advisor for twenty-two individual mutual funds or portfolios. Among these twenty-two funds, there is some duplication of investment objectives and administrative requirements. Voyageur has undertaken an integration initiative to simplify the existing fund lineup and reduce the administrative burden of these overlapping requirements. Voyageur believes that this will allow your fund and the other funds to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives may reduce shareholder expenses for certain funds. Therefore, Voyageur has recommended, and the boards of directors/trustees of the funds have approved, certain changes, which include: (1) standardizing the fundamental investment policies/restrictions for the funds, (2) creating a single board of directors/trustees for the funds, (3) combining certain funds that have similar investment objectives, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those that are being liquidated or combined into other funds) into a single legal entity to be named the Tamarack Funds Trust.

    As part of this integration initiative, Voyageur has proposed, and your fund's Board has approved, the reorganization of your fund as a separate series of the Tamarack Funds Trust. This would be accomplished through the proposed Reorganization. Also as part of this integration initiative, your fund's Board has nominated nine individuals to serve on the Board. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds. The independent directors/trustees nominated to serve on the unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In addition, as part of this initiative, your fund's Board is recommending that shareholders approve the modification of your fund's fundamental investment policies/restrictions and the reclassification of your fund's general investment policies as non-fundamental policies in order to streamline and make uniform the policies/restrictions applicable to all the funds. These modifications are intended to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to certain funds.


Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are asked to vote in favor of five proposals:

   Proposal 1: The election of each of the nine individuals nominated to serve on the Board of Directors of your fund;


   Proposal 2: The approval of the Plan, which would result in the
               Reorganization of your fund as a separate series of the Tamarack Funds Trust;

   Proposal 3: The approval of the modification of your fund's fundamental investment policies/restrictions;

   Proposal 4: The approval of the reclassification of your fund's general investment policies as non-fundamental policies; and

   Proposal 5: The ratification of the selection of Deloitte & Touche LLP as independent auditors of your fund.

Q: HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?


A: Your fund's Board unanimously recommends that you vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.


Q:  WHY HAS MY FUND'S BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE
    REORGANIZATION?


A: After carefully considering Proposal 2, which would result in the Reorganization of your fund as a separate series of the Tamarack Funds Trust, your fund's Board determined that it is advisable and in the best interests of your fund and its shareholders. In reaching this determination, the Board considered multiple factors, including: (1) Voyageur has informed the Board that it believes that by reorganizing your fund and the other funds as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies; (2) Voyageur has informed the Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating your fund for the benefit of its shareholders; (3) the terms of the current expense limitation agreement for your fund, which is in place through May 1, 2005, would continue to be applied to the corresponding Tamarack Fund through May 1, 2005, and gross operating expenses thereafter are not expected to exceed those which would be incurred absent the Reorganization; (4) your fund will not bear any ordinary costs of the Reorganization; (5) the investment objective of the corresponding Tamarack Fund will be identical to that of your fund, and, with a few exceptions that are the subject of Proposals 3 and 4, the Tamarack Fund will be managed in accordance with the same investment policies utilized in the management of your fund immediately prior to the Reorganization; (6) shareholders of your fund will continue to receive the same level of services currently provided by your fund; (7) the Reorganization is intended to be tax-free for federal income tax purposes; (8) shareholders' ownership interests will not be diluted as a result of the Reorganization; (9) Voyageur's resources, capabilities and experience with respect to its management of the Tamarack Fund corresponding to D.L. Babson Tax-Free Income Fund, Inc.; and (10) Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.'s current investment advisor, Voyageur, and current sub-advisor, David L. Babson, will serve as investment advisor and sub-advisor, respectively, to the Tamarack Funds corresponding to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.


Q: WHEN WOULD THE REORGANIZATION OF MY FUND AS A SERIES OF THE TAMARACK FUNDS TRUST TAKE PLACE?

A: It is expected that the Reorganization would occur on March 31, 2004. You would receive notice of any material changes to this schedule.

Q:  WOULD THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

A: The value of your fund account would not change as a result of the Reorganization. Shares of your fund would be exchanged for Class S shares of the corresponding Tamarack Fund in the Reorganization. The total value of the shares you hold will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

Q:  WHO WOULD PAY FOR THE REORGANIZATION?

A: Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

Q:  WHY AM I BEING ASKED TO ELECT A NEW BOARD OF DIRECTORS FOR MY FUND?

A: You are being asked to vote in favor of this proposal in case the Reorganization is not approved. If the Reorganization is approved, the board of trustees of the Tamarack Funds Trust will oversee the operations of the Tamarack Funds. The composition of the board of trustees of the Tamarack Funds Trust would be the same as the board of directors you are being asked to approve for your fund.


    A mutual fund's board of directors/trustees represents shareholder interests and oversees the management and operations of the fund. As part of the broader integration initiative to simplify the existing fund lineup and standardize key elements of current investment operations, which is mentioned above, Voyageur has proposed the creation of a single board of directors/trustees for all of the funds. Your fund's Board of Directors has voted in favor of this proposal and has nominated nine individuals to serve on the unitary board. Information about each nominee is contained in the enclosed Proxy Statement. You are being asked to approve the election of each of these nine individuals to the Board. Your fund's Board believes that a unitary board of directors/trustees for all of the funds has the potential to increase efficiencies and enhance the effectiveness of governance.

Q: WHY AM I BEING ASKED TO APPROVE CHANGES TO MY FUND'S FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS?


A: The proposed changes to your fund's fundamental investment policies/restrictions are intended to streamline and make uniform the policies/restrictions applicable to all of the funds in order to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to each fund.

Q: WHY AM I BEING ASKED TO APPROVE THE RECLASSIFICATION OF MY FUND'S GENERAL INVESTMENT POLICIES AS NON-FUNDAMENTAL POLICIES?

A: Your fund's general investment policies are currently classified as matters of "fundamental" policy, which means that they cannot be modified by your fund's Board without a shareholder vote. The proposed reclassification of the general investment policies as non-fundamental policies will provide your fund's Board with the flexibility in the future to modify your fund's investment policies without the costs and delays associated with shareholder meetings. This flexibility will enable your fund's Board and management to respond more quickly to circumstances that warrant changes in the types of investments, strategies or approaches that are employed to seek the fund's investment objective. The reclassification would not affect your fund's investment objective, which will remain a fundamental policy.

Q:  WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE FIVE PROPOSALS?


A: The proposals are discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call (866) 800-2980.

                         BABSON ENTERPRISE FUND, INC.
                        BABSON ENTERPRISE FUND II, INC.
                            BABSON VALUE FUND, INC.
                    D.L. BABSON TAX-FREE INCOME FUND, INC.
                            SHADOW STOCK FUND, INC.


                      90 SOUTH SEVENTH STREET, SUITE 4300
                         MINNEAPOLIS, MINNESOTA 55402
                                (800) 422-2766


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 15, 2004


NOTICE IS HEREBY GIVEN that a special meeting ("Meeting") of the shareholders of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., and Shadow Stock Fund, Inc. (each a "Fund," and collectively the "Funds") will be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota 55402 at 9:00 a.m. Central Time, for the following purposes:


PROPOSAL 1: To approve the election of each of the nine individuals nominated to serve on the Board of Directors of each Fund;

PROPOSAL 2: To approve an Agreement and Plan of Reorganization, pursuant to which each Fund would be reorganized as separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust;


PROPOSAL 3: To approve the modification or reclassification as non-fundamental of the Funds' fundamental investment policies/restrictions, as applicable, to update and standardize them and to increase the Funds' investment flexibility to react to future developments;


PROPOSAL 4: To approve the reclassification of each Funds' general investment policies as non-fundamental policies; and

PROPOSAL 5: To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Funds for the current fiscal year.


The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on January 15, 2004 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or Internet, as follows:

    TO VOTE BY TELEPHONE:                TO VOTE BY INTERNET:
   -------------------------------------------------------------------------
   (1) Read the Proxy Statement and      (1) Read the Proxy Statement and
       have your proxy card at hand.         have your proxy card at hand.
   (2) Call the toll-free number that    (2) Go to the Internet address that
       appear on your proxy card.            appears on your proxy card.
   (3) Follow the simple instructions.   (3) Follow the simple instructions.
   -------------------------------------------------------------------------

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.


The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.


If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter will require the affirmative vote of the holders of a majority of such Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.



       PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID
                THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.


                            YOUR VOTE IS IMPORTANT.


                                            By Order of the Boards of Directors,

                                            /s/ Laura M. Moret

                                            Laura M. Moret
                                            Secretary

January 29, 2004

                          BABSON ENTERPRISE FUND, INC.
                         BABSON ENTERPRISE FUND II, INC.
                             BABSON VALUE FUND, INC.
                     D. L. BABSON TAX-FREE INCOME FUND, INC.
                             SHADOW STOCK FUND, INC.

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2004

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being furnished to shareholders of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc. (each a "Fund," and collectively the "Funds") in connection with five proposals ("Proposals"). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals.


Voyageur Asset Management Inc. ("Voyageur") is the Funds' investment advisor. On May 1, 2003, Jones & Babson, Inc. ("J&B"), was acquired by RBC Dain Rauscher Corp. At the time of this acquisition, J&B was the investment advisor and David
L. Babson & Company Inc. ("David L. Babson") was the sub-advisor for the Funds. As a result of the acquisition, J&B became an affiliate of Voyageur. Like J&B, Voyageur is also a subsidiary of RBC Dain Rauscher Corp. and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corp. consolidated the investment advisory activities of its two subsidiaries (J&B and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to the Funds at that time, while David L. Babson remained the Funds' sub-advisor. In addition to the Funds, Voyageur currently serves as the investment advisor for each of the other Babson Funds, Great Hall Investment Funds, Inc., J&B Funds and RBC Funds, Inc., a collection of twenty-two individual mutual funds and/or portfolios ("funds").

Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing fund lineup and standardizing key elements of current investment operations (the "integration initiative"). Voyageur believes that this will allow the funds to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives may reduce shareholder expenses for certain funds. As part of this integration initiative, Voyageur has recommended, and the boards of directors/trustees of the applicable funds have approved, the following changes: (1) standardizing the fundamental investment policies/restrictions for the funds, (2) creating boards of directors/trustees for the funds with uniform members, (3) combining certain funds that have similar investment objectives and policies, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into another fund) into portfolios (series) of a single legal entity to be named the Tamarack Funds Trust. The Tamarack Funds Trust would be organized as a Delaware statutory trust, a common form of organization for mutual funds, and would consist of seventeen separate portfolios. The funds would be referred to as the Tamarack Funds.

   The following Proposals will be considered and acted upon at the Meeting:


    PROPOSAL                                                                FUND(S) AFFECTED      PAGE
    ------------------------------------------------------------------ -------------------------- ----
1.  To approve the election of each of the nine individuals                       ALL FUNDS          4
    nominated to serve on the Board of Directors of the Fund.

2.  To approve an Agreement and Plan of Reorganization, pursuant                  ALL FUNDS         11
    to which each Fund would be reorganized as a separate
    portfolio of Tamarack Funds Trust, a newly-created Delaware statutory trust.

3.  To approve the modification/reclassification of certain                                         21
    fundamental investment policies/restrictions.

          Modification of policies/restrictions that must remain fundamental:


    3.A   Diversification                                                        ALL FUNDS

    3.B   Borrowing                                                              ALL FUNDS

    3.C   Senior Securities                                                      ALL FUNDS

    3.D   Underwriting Securities                                                ALL FUNDS

    3.E   Real Estate                                                            ALL FUNDS

    3.F   Making Loans                                                           ALL FUNDS

    3.G   Concentration of Investments                                           ALL FUNDS

    3.H   Commodities                                                            ALL FUNDS


          Reclassification of certain policies/restrictions as non-fundamental:


    3.I   Investments for Control                                                ALL FUNDS

    3.J   Investments in Other Investment Companies                              ALL FUNDS

    3.K   Margin Activities and Short Selling                                    ALL FUNDS

    3.L   Unseasoned Companies                                                   ALL FUNDS

    3.M   Investments in Securities of Related Issuers                           ALL FUNDS

    3.N   Making Loans to Related Parties                                BABSON ENTERPRISE FUND,
                                                                       BABSON ENTERPRISE FUND II,
                                                                            BABSON VALUE FUND,
                                                                            SHADOW STOCK FUND
    3.O   Entering into Dealings with Related Parties                    BABSON ENTERPRISE FUND,
                                                                       BABSON ENTERPRISE FUND II,
                                                                            BABSON VALUE FUND,
                                                                            SHADOW STOCK FUND
    3.P   Liability for Debt of Others                                   BABSON ENTERPRISE FUND,
                                                                       BABSON ENTERPRISE FUND II,
                                                                            BABSON VALUE FUND,
                                                                            SHADOW STOCK FUND
    3.Q   Investments in Assessable or Unlimited Liability               BABSON ENTERPRISE FUND,
          Securities                                                   BABSON ENTERPRISE FUND II,
                                                                            BABSON VALUE FUND,
                                                                            SHADOW STOCK FUND
    3.R   Pledging, Mortgaging and Hypothecating Fund Assets              D.L. BABSON TAX-FREE
                                                                               INCOME FUND

    PROPOSAL                                                                FUND(S) AFFECTED      PAGE
    ------------------------------------------------------------------ -------------------------- ----
    3.S   Investments in Options                                           D.L. BABSON TAX-FREE
                                                                                INCOME FUND

    3.T   Investments in Equity Securities                                 D.L. BABSON TAX-FREE
                                                                                INCOME FUND

    3.U   Investments in Publicly Issued Debt Obligations.                  D.L. BABSON TAX-FREE
                                                                                INCOME FUND


4.  To approve the reclassification of the Funds' general investment             ALL FUNDS          29
    policies as non-fundamental policies.

5.  To ratify the selection of Deloitte & Touche LLP as the                      ALL FUNDS          35
    independent auditors of the Funds for the current fiscal year.

The Board, on behalf of each Fund, is soliciting proxies from shareholders of the Funds for the special meeting of shareholders to be held on March 15, 2004, at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota 55402, at 9:00 a.m. Central Time, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 29, 2004, or as soon as practicable thereafter.


--------------------------------------------------------------------------------


  This Proxy Statement should be kept for future reference. The most recent annual report of each Fund, including financial statements, for the fiscal year ended June 30, 2003 has been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the appropriate Fund by writing to the address set forth on the first page of this proxy statement or by calling (800) 422-2766. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.


--------------------------------------------------------------------------------

           THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS
          THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1
                        AND FOR PROPOSALS 2, 3, 4 AND 5.

                                --------------

                            PROPOSAL 1 -- ALL FUNDS

                           ELECTION OF THE DIRECTORS

                                --------------


The purpose of this Proposal is to elect a Board of Directors for each Fund in case the Plan, as described in Proposal 2, is not approved by shareholders of each Fund. It is intended that the enclosed proxy will be voted for the election as Directors of each Fund of the nine nominees listed below ("Nominees"). Four of the Nominees named below are currently Directors of each Fund and each has served in that capacity since originally elected or appointed.

In order to create uniform boards of directors/trustees for all of the funds, the same Nominees are also being proposed for election to the boards of directors/trustees of the other funds involved in the integration initiative described above. These Nominees, if elected, would be nominated to serve as the Trustees of the Tamarack Funds Trust. The Report of the Advisory Group on Best Practices for Fund Directors issued in 1999 by the Investment Company Institute recommends that mutual fund boards of directors generally be organized either as a unitary board for all the funds in a complex or as cluster boards for groups of funds within a complex, rather than as separate boards for each individual fund.


THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means: Babson Enterprise Fund, Inc.; Babson Enterprise Fund II, Inc.; Babson-Stewart Ivory International Fund, Inc.; Babson Value Fund, Inc.; David L. Babson Growth Fund, Inc.; the series of D.L. Babson Bond Trust; D.L. Babson Money Market Fund, Inc.; D.L. Babson Tax-Free Income Fund, Inc.; Shadow Stock Fund, Inc.; the series of RBC Funds, Inc.; the series of Great Hall Investment Funds, Inc.; the series of J&B Funds; and the series of Investors Mark Series Fund, Inc.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                         COMPLEX(2)       OTHER
                                POSITION(S)   TERM OF OFFICE   PRINCIPAL OCCUPATION(S)    OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS(1)                  WITH THE     AND LENGTH OF            DURING               BY          HELD BY
AND AGE                             FUND        TIME SERVED          PAST 5 YEARS          NOMINEE       NOMINEE
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT NOMINEES


T. Geron Bell                  Director      Indefinite(3);   President of Twins         16(8)            None
34 Kirby Puckett Place                       since May 1,     Sports, Inc. (the
Minneapolis, Minnesota 55415                 2003             parent company of
Age: 62                                                       Minnesota Twins and
                                                              Victory Sports) since
                                                              November, 2002; prior
                                                              thereto President of
                                                              the Minnesota Twins
                                                              Baseball Club
                                                              Incorporated since
                                                              1987.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                         COMPLEX(2)       OTHER
                               POSITION(S)    TERM OF OFFICE   PRINCIPAL OCCUPATION(S)    OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS(1)                 WITH THE     AND LENGTH OF             DURING               BY          HELD BY
AND AGE                            FUND        TIME SERVED           PAST 5 YEARS          NOMINEE       NOMINEE
-------------------------------------------------------------------------------------------------------------------


Ronald James                  Director      Indefinite(3);    President and Chief        16(8)       Bremer
Age: 52                                     since May 1,      Executive Officer,                     Financial
                                            2003              Center for Ethical                     Corporation
                                                              Business Cultures
                                                              since 2000; President
                                                              and Chief Executive
                                                              Officer of the Human
                                                              Resources Group, a
                                                              division of Ceridian
                                                              Corporation, from
                                                              1996-1998. Ceridian
                                                              Corporation is an
                                                              information services
                                                              company specializing
                                                              in human resources
                                                              outsourcing solutions.


H. David Rybolt               Director      Indefinite(3);    Consultant, HDR            18(4)            None
6501 W. 66th Street                         twelve years of   Associates,
Overland Park, Kansas 66202                 service as a      (management
Age: 61                                     Director          consulting).


Jay H. Wein                   Director      Indefinite(3);    Independent investor       16(8)            None
5305 Elmridge Circle                        since May 1,      and business
Excelsior, Minnesota 55331                  2003              consultant since 1989.
Age: 71


Lucy Hancock Bode             Nominee       Indefinite(3)     Lobbyist.                   6(5)            None
2518 White Oak Road
Raleigh, North Carolina
27609
Age: 51

Leslie H. Garner, Jr.         Nominee       Indefinite(3)     President, Cornell          6(5)            None
600 First Street                                              College.
West Mount Vernon, Iowa
52314-1098
Age: 53


John A. MacDonald             Nominee       Indefinite(3)     CIO, Hall Family           10(6)            None
P.O. Box 419580                                               Foundation.
Mail Drop 323
Kansas City, Missouri 64141
Age: 54

                                                                               NUMBER OF
                                                                              PORTFOLIOS
                                                                                IN FUND
                                                                              COMPLEX(2)       OTHER
                     POSITION(S)   TERM OF OFFICE   PRINCIPAL OCCUPATION(S)    OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS(1)       WITH THE     AND LENGTH OF            DURING               BY          HELD BY
AND AGE                  FUND        TIME SERVED          PAST 5 YEARS          NOMINEE       NOMINEE
--------------------------------------------------------------------------------------------------------


James R. Seward     Nominee       Indefinite(3)    Private Investor/          10(6)       Syntroleum
Age: 51                                            Consultant, 2000 to                    Corp.,
                                                   present; Financial                     Lab One,
                                                   Consultant, Seward &                   Inc.,
                                                   Company, LLC                           Concorde
                                                   1998-2000.                             Career
                                                                                          Colleges.


INTERESTED NOMINEE


Michael T. Lee(7)   Nominee       Indefinite(3)    Chief Operating           None         None
Age: 40                                            Officer and Senior
                                                   Vice President,
                                                   Voyageur, 2003 to
                                                   present; Senior
                                                   Portfolio Manager,
                                                   Voyageur, 2000 to
                                                   present; Vice
                                                   President, Senior
                                                   Research Analyst and
                                                   Equity Portfolio
                                                   Manager, Voyageur,
                                                   1999-2003.


------------------
(1) Unless otherwise specified, the address of each Director/Nominee is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.


(2) The Tamarack Funds Trust consists of 17 "shell" series as of the date of this Proxy Statement. The Tamarack Funds Trust was formed solely for the purposes of completing the reorganization transactions contemplated by the integration initiative. Accordingly, the series of the Tamarack Funds Trust have not been included in the totals in this column.


(3) The Director/Nominee may serve until his or her resignation, removal, or death, or until his or her successor is duly elected and qualified.

(4) Director/Trustee of each of the Babson Funds except Babson-Stewart Ivory International Fund, Inc. Director of Investors Mark Series Fund, Inc., which consists of nine series.


(5)  Director of RBC Funds, Inc., which consists of six series.

(6) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund; also, Director, Investors Mark Series Fund, Inc., which consists of nine series.

(7) Mr. Lee is an "interested person" of the Funds as defined in the 1940 Act. He is an officer of Voyageur, the Funds' investment advisor.

(8) Director/Trustee of each of the Babson Funds. Director of Great Hall Investment Funds, Inc., which consists of five series. Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.


EXECUTIVE OFFICERS


Officers of each Fund are elected by the Board of Directors to oversee the day-to-day activities of each Fund. Information about the executive officers of each Fund, including their principal occupations during the past five years, is set forth in EXHIBIT A to this Proxy Statement. All of these officers are also officers and/or employees of Voyageur or RBC Dain Rauscher Inc.


SHARE OWNERSHIP


As of December 31, 2003, the Nominees, Directors and officers of each Fund beneficially owned as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all funds in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.


                                                                  AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL REGISTERED
                                       DOLLAR RANGE OF        INVESTMENT COMPANIES OVERSEEN OR
                                      EQUITY SECURITIES     TO BE OVERSEEN BY DIRECTOR/NOMINEE IN
                                        IN THE FUNDS           FAMILY OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------
INDEPENDENT NOMINEES

T. Geron Bell ...................          None                        $1 to $10,000

Lucy Hancock Bode ...............          None                      $10,001 to $50,000

Leslie H. Garner, Jr. ...........          None                     $50,001 to $100,000

Ronald James ....................          None                      $10,001 to $50,000

John A. MacDonald ...............          None                             None

H. David Rybolt                                                        Over $100,000
 Babson Enterprise Fund .........   $10,001 to $50,000
 Babson Value Fund ..............   $10,001 to $50,000
 Shadow Stock Fund ..............      $1 to $10,000

James R. Seward .................          None                             None

Jay H. Wein .....................          None                     $50,001 to $100,000

INTERESTED NOMINEE

Michael T. Lee ..................          None                      $10,001 to $50,000

NUMBER OF BOARD MEETINGS

During the fiscal year ended June 30, 2003, the Board of Directors met seven times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.


COMPENSATION


All of the current Directors of the Funds are considered not to be "interested persons" of the Funds, as that term is defined in the 1940 Act ("Independent Directors"). The Independent Directors' fees, including travel and other expenses related to the Board meetings for the Funds, are paid for by the Babson Funds. The Independent Directors also receive the following compensation from the Babson Funds: an annual retainer of $4,000 if they serve on up to four Funds and $7,000 if they serve on five or more Funds within the Babson Funds. They also receive, from Voyageur out of its management fees, $125 per portfolio for each meeting attended. Directors who are not Independent Directors do not receive compensation from the Funds.


The following table summarizes the compensation paid to the Directors of the Funds, including committee fees, for the twelve-month period ended June 30, 2003.

                                                     PENSION OR
                                                     RETIREMENT
                                   AGGREGATE          BENEFITS          ESTIMATED
                                 COMPENSATION        ACCRUED AS           ANNUAL        TOTAL COMPENSATION
                                FOR THE BABSON     PART OF BABSON     BENEFITS UPON      FOR FUND COMPLEX
NAME OF DIRECTOR                     FUNDS          FUND EXPENSES       RETIREMENT       PAID TO DIRECTOR
----------------------------    --------------     --------------     -------------     ------------------
T. Geron Bell ..............        $ 1,125            None               None             $  34,125(1)

Sandra J. Hale .............        $ 1,125            None               None             $  34,125(1)

Ronald James ...............        $ 1,125            None               None             $  34,125(1)

William H. Russell .........        $12,875            None               None             $  20,000(2)

H. David Rybolt ............        $12,125            None               None             $  19,250(3)

Jay H. Wein ................        $ 1,125            None               None             $  34,125(1)


------------------

(1) Director/trustee of 27 funds and series in the Fund Complex as of June 30, 2003.

(2) Director/trustee of 19 funds and series in the Fund Complex as of June 30, 2003.

(3) Director/trustee of 18 funds and series in the Fund Complex as of June 30, 2003.

To facilitate the creation of a unitary board of directors/trustees as part of the integration initiative discussed above, certain Independent Directors agreed not to stand for re-election. Independent Directors are not entitled to benefits under any pension or retirement plan. However, the Board determined that, particularly given the benefits that would accrue to the Funds from the creation of unitary boards of directors/trustees, it is appropriate to provide the two Independent Directors who are not standing for re-election a one-time benefit. Given that Voyageur will also benefit from the administrative efficiencies of unitary boards of directors/trustees, Voyageur has agreed to bear the costs of this one-time benefit.

The amount of the benefit being paid to Ms. Hale is $13,250 in the aggregate for all of the Babson Funds, J&B Funds, and Great Hall Investment Funds, Inc. for which she serves as an independent director/trustee. The amount of the benefit being paid to Mr. Russell is $4,250 in the aggregate for all of the Babson Funds for which he serves as an independent director/trustee.


STANDING COMMITTEES

Each Fund has a standing Audit Committee currently consisting of the Independent Directors. As set forth in its charter, the primary duties of each Fund's Audit Committee are:

     (1) in its capacity as a committee of the Board, to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor (including resolution of disagreements between the auditor and Voyageur and/or the Funds' administrator regarding financial reporting);

     (2) to review information concerning the independence of the auditors, including (i) whether the auditors provide any consulting services to RBC affiliates, and (ii) all non-audit services provided by the auditor to the "investment company complex" (as defined in Rule 2-01(f)(14) of Regulation S-X) that were not pre-approved by the Audit Committee or its delegate(s), and to receive the auditors' specific representations as to their independence;

     (3) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits, including all critical accounting policies and practices to be used;
          (ii) to review in advance the staffing of the annual independent audit with the auditor and obtain a satisfactory representation from the auditor that such staffing complies with all applicable laws, regulations and rules regarding the rotation of audit partners; (iii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iv) to discuss all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with

          Voyageur and/or the Funds' administrator, including: (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the auditor; (v) to discuss other material written communications between the outside auditor and Voyageur and/or the Funds' administrator, such as any management letter or schedule of unadjusted differences; (vi) to discuss the annual financial statements of the Funds and the auditors' views regarding significant accounting policies underlying the statements and their presentation to the public in the Annual Report and Form N-SAR; (vii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and Voyageur and/or the Fund's administrator's responses thereto; and (viii) to review with the auditors the form of opinion the auditors propose to render to the Board and shareholders;

     (4) to investigate any reports from Fund officers regarding (i) significant deficiencies in the internal controls that could adversely affect the Funds' ability to record, process, summarize, and report financial data and any material weaknesses in the Funds' internal controls; and (ii) any fraud, whether or not material, that involves Voyageur and/or the Funds' administrator or other employees who play a significant role in the Funds' internal controls;

     (5) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by Voyageur and/or the Funds' administrator or the auditors;

     (6) to review the fees charged by the independent auditors for audit and non-audit services;

     (7) to investigate improprieties or suspected improprieties in Fund financial and accounting operations that are called to their attention;

     (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (9) to pre-approve, and/or delegate the authority to pre-approve, audit and permissible non-audit services.

The Audit Committee met three times during the fiscal year ended June 30, 2003. No Director attended less than 75% of the Board meetings, including committee meetings.


NOMINATION PROCESS


As described above, the integration initiative includes proposals to create a single board of directors/trustees for the funds. As part of this initiative, the Board has nominated nine individuals to serve on the board of directors of the Funds. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds.


The eight independent directors/trustees nominated to serve on the single, unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In this connection, the independent directors/trustees of the existing boards of the funds determined to create an ad hoc board consolidation committee (the "Committee") of four independent directors/trustees. An independent board member from each of the Babson Funds, Great Hall Investment Funds, Inc., RBC Funds, Inc. and J&B Funds was selected to serve on the Committee. The Committee was assigned the responsibility of evaluating each existing board member's professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the board of an existing fund within the fund complex. The Committee was also responsible for developing recommendations for the size and actual membership of the new board. Among the core professional competencies and abilities that the Committee considered relevant in making its recommendations on board membership were a person's investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen and entrepreneurial talent. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the new board.

Based on the recommendations of the Committee, the independent directors/trustees of each of the funds' boards determined to fix the number of board members at nine, eight of whom would be independent board members and one of whom would be an inside board member. Each of the boards also approved the Committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee.

The Committee does not have a charter. The Funds do not have a stated policy with regard to the consideration of board candidates nominated by shareholders. As part of the creation of the new Tamarack Funds Trust, which is being proposed as part of the integration initiative described above, it is expected that the Tamarack Funds Trust's board of trustees will establish various committees as part of the organization process for the Tamarack Funds Trust. As part of that process, the board of trustees would determine whether to establish a formal nominating committee, prepare a written charter for the committee, include a formal policy on consideration of shareholder nominations to serve on the board of trustees, define the material elements that would be included in any such policy, identify the process to be followed by such committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, including any specific qualities or skills, and establish a process for shareholders to send communications to the board of trustees.


                                     *  *  *

SHAREHOLDER APPROVAL: Election of the Nominees to the Board of Directors of each Fund must be approved by a plurality of the votes cast in person or by proxy at the Meeting.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     A VOTE FOR APPROVAL OF THE ELECTION OF
                 EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                --------------

                            PROPOSAL 2 -- ALL FUNDS
               APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                --------------


At a meeting of each Board held on November 24, 2003, each Board approved on behalf of each Fund an Agreement and Plan of Reorganization ("Plan") substantially in the form attached to this Proxy Statement as EXHIBIT B to this Proxy Statement. Fund shareholders are now being asked to approve the Plan. If shareholders of a Fund approve the Plan, the Directors and officers of such Fund will execute and implement the Plan on behalf of such Fund. If the Plan is approved by the shareholders of a Fund, the Reorganization of that Fund is expected to take effect on or about March 31, 2004 ("Closing Date"), although that date may be adjusted in accordance with the Plan.


OVERVIEW OF THE PROPOSAL


Shareholders of each Fund are asked to approve the proposed Plan, which contemplates, with respect to each Fund:


     o the transfer of all of the assets of the Fund to the corresponding Tamarack Fund and the assumption by the corresponding Tamarack Fund of all of the liabilities of the Fund in exchange for Class S shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the transferred net assets of the Fund;

     o the distribution to each shareholder of the Fund of the same number of Class S shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date; and

     o    the subsequent complete liquidation of the Fund.

The following table presents the name of the Tamarack Fund corresponding to each Fund.

               BABSON FUND                     CORRESPONDING TAMARACK FUND
  --------------------------------------   ----------------------------------
  Babson Enterprise Fund, Inc.             Tamarack Enterprise Fund
  Babson Enterprise Fund II, Inc.          Tamarack Enterprise Small Cap Fund
  Babson Value Fund, Inc.                  Tamarack Value Fund
  D.L. Babson Tax-Free Income Fund, Inc.   Tamarack Tax-Free Income Fund
  Babson Shadow Stock Fund, Inc.           Tamarack Microcap Value Fund

For a more detailed discussion of the terms of the Plan, please refer to "Additional Information About the Plan," below.


Prior to Class S shares of the Tamarack Funds being distributed to the Funds' shareholders, the Funds, as shareholders of the Tamarack Funds Trust, will be asked to vote on certain matters regarding the organization of the Tamarack Funds Trust. A Fund will vote in favor of such matters regarding the organization of the Tamarack Funds Trust only to the extent that the shareholders of that Fund have voted in favor of the Plan. Shareholders of the Funds are not being asked to vote separately on these issues. Thus, shareholders of each Fund, in approving the Plan, will also, in effect, be approving the following matters with respect to the Tamarack Funds Trust:


     o    Election of the nine Trustees described in Proposal 1;


     o Approval of investment advisory agreements with Voyageur, which, with a few minor exceptions that are described below, will be materially the same as the investment advisory agreements currently in place with respect to the Funds;

     o Approval of an investment sub-advisory agreement between Voyageur and David L. Babson with respect to the Tamarack Funds corresponding to Babson Enterprise Fund, Inc., Babson Enterprise Fund

          II, Inc., Babson Value Fund, Inc., and Shadow Stock Fund, Inc., which, with a few minor exceptions that are described below, will be materially the same as the investment sub-advisory agreements currently in place between Voyageur and David L. Babson with respect to such Funds; and


     o Approval of the liquidation and dissolution of each Fund, to the extent such approval is required.


More information on each of these items is discussed below under "Matters on Which the Tamarack Funds Will Vote."


BOARD CONSIDERATION OF THE PLAN


The primary purposes of the proposed Reorganizations are to seek future economies of scale and to eliminate certain costs associated with operating eight different business entities -- Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., RBC Funds, Inc., J&B Funds and Great Hall Investment Funds, Inc. -- in three different states. In unanimously approving the Plan, the Directors determined, with respect to each Fund, that the proposed Reorganization would be in the best interests of such Fund and its shareholders and that the ownership interests of such Fund's shareholders would not be diluted as a result of the Reorganization. Key factors considered by the Board include the following:


     o Voyageur has informed the Directors that it believes that by reorganizing each Fund and the other funds advised by Voyageur as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies.

     o Voyageur has informed the Directors that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating the Funds for the benefit of Fund shareholders. In recent years, many mutual funds have reorganized as Delaware statutory trusts.


     o The terms of the current expense limitation agreement for each Fund, which is in place through May 1, 2005, would continue to be applied to the corresponding Tamarack Fund, and it is expected that gross operating expenses thereafter would not exceed those that would have been incurred by the Fund absent the Reorganization.

     o    The Funds will not bear any ordinary costs of the Reorganizations.

     o The investment objective of each Tamarack Fund will be identical to that of the corresponding Fund, and, with a few exceptions that are the subject of Proposals 3 and 4, the Tamarack Fund will be managed in accordance with the same investment policies utilized in the management of the Fund immediately prior to the Reorganization.


     o Shareholders of each Fund will continue to receive the same level of services currently provided by each Fund.

     o Each Reorganization is intended to be tax-free for federal income tax purposes.

     o Shareholders' ownership interests will not be diluted as a result of the applicable Reorganization.

     o The Directors considered Voyageur's resources, capabilities and experience with respect to its management of the Tamarack Fund corresponding to D.L. Babson Tax-Free Income Fund, Inc.

     o The Directors considered that Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.'s current investment advisor, Voyageur, and current sub-advisor, David L. Babson, will serve as investment advisor and sub-advisor, respectively, to the Tamarack Funds corresponding to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.


EFFECTS OF EACH REORGANIZATION ON THE FUND AND ITS SHAREHOLDERS

Immediately after the Reorganization, shareholders of each Fund will own Class S shares of the corresponding Tamarack Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization (the "Closing"). For example, a shareholder who owns 100 shares of a Fund immediately prior to the Closing would own, immediately after the Closing, 100 Class S shares of the corresponding Tamarack Fund having the same net asset value as those 100 shares of the Fund held immediately prior to the Closing. CLASS S SHARES WILL HAVE NO SALES CHARGE AND WILL NOT BE SUBJECT TO RULE 12B-1 DISTRIBUTION OR SERVICE FEES. Class S shares will not be available to new accounts. Class S shareholder accounts can purchase additional Class S shares and exchange their Class S shares for Class S shares of another Tamarack Fund that offers Class S shares, to the extent permitted by the policies of those other Tamarack Funds. Exchanges with certain money market funds may also be permitted.

In addition to Class S shares, each Tamarack Fund (except any that are money market funds) will also have Class A, C and R shares. Class A shares will have a maximum front-end sales charge of 5.75% for equity funds and 3.75% for fixed income funds; they will also be subject to annual distribution and shareholder servicing fees of up to 0.50%. Class C shares will, in certain cases, be subject to a deferred sales charge (load) of 1.00% and will be subject to annual distribution and shareholder servicing fees of up to 1.00%. Class R shares, which will be subject to a distribution/service fee of up to 0.50% but will have no sales charge, will be available only to participants in certain retirement plans. The Tamarack Funds and their distributor reserve the right to change features of the classes.

As a result of the Reorganizations, shareholders of the Funds, which are Maryland corporations, will become Class S shareholders of the Tamarack Funds, each of which is a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "Differences in Organizational Structures" below.

THE REORGANIZATIONS WILL NOT RESULT IN ANY CHANGE IN THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES OR INVESTMENT ADVISOR OF ANY OF THE FUNDS. Following the Reorganization, David L. Babson will serve as the sub-advisor to the Tamarack Funds corresponding to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc. Each Tamarack Fund will offer the same shareholder services as its corresponding Fund. If Proposals 3 or 4 are approved, whether or not the Plan is approved, certain changes may be made to current investment restrictions or policies of the Funds, as further described in those Proposals. The Tamarack Fund corresponding to D.L. Babson Tax-Free Income Fund, Inc. will, however, be advised directly by Voyageur and David L. Babson will not serve as sub-advisor.

NO SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATIONS


The full value of your shares of a Fund will be exchanged for Class S shares of the corresponding Tamarack Fund without any sales load, commission or other transactional fee being imposed.


FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

As a condition to each Fund's obligation to consummate the applicable Reorganization, the Fund and the corresponding Tamarack Fund will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended ("Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

EXPENSES RELATED TO THE REORGANIZATIONS

Voyageur, the Funds' investment advisor, will bear all ordinary expenses associated with the Reorganizations, other than any expenses individually incurred by shareholders. No extraordinary expenses are expected.


                      ADDITIONAL INFORMATION ABOUT THE PLAN

SUMMARY OF TERMS


The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as EXHIBIT B.

As stated above, with respect to each Fund and its corresponding Tamarack Fund, the Plan provides that all of the assets of the Fund will be transferred to the Tamarack Fund, which will assume all of the Fund's liabilities. Fund shareholders will receive that number of full and fractional Class S shares of the Tamarack Fund which is equivalent in number and value to the shares of the Fund held as of the close of business on the Closing Date. Immediately following the Reorganization, shareholders of the Fund will be shareholders of its corresponding Tamarack Fund, and the Tamarack Fund will have no other shareholders. The Fund's shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the Tamarack Fund.

With respect to each Fund, the Plan must be approved separately by shareholders of that Fund. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding Tamarack Fund, the Plan will continue to remain in full force and effect with respect to any reorganization transactions approved by the shareholders of the other Funds. Moreover, the Plan provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Fund and the corresponding Tamarack Fund.


Each Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties' performance in all material respects of their agreements and undertakings in the Plan.

If the shareholders approve the Plan and the various other conditions required for the Closing are satisfied, the Closing is expected to occur on or about March 31, 2004, or such other date as is agreed to by the parties, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on the Closing Date.

The Plan may be terminated (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan, or (iv) at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board or the board of trustees of the Tamarack Fund, make proceeding with the Reorganization inadvisable with respect to the Fund or the Tamarack Fund, respectively. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the Meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the Tamarack Fund to be issued to the Fund under the Plan to the detriment of the Fund's shareholders without their approval.


TAX CONSIDERATIONS

It is anticipated that each Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to each Reorganization, the Fund and its corresponding Tamarack Fund will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the Tamarack Fund in exchange for their voting shares of the Fund pursuant to the Reorganization; (3) the Fund will not recognize gain or loss on the transfer of all of its assets to the Tamarack Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities pursuant to the Reorganization; (4) the Fund will not recognize gain or loss on its distribution of voting shares of the Tamarack Fund to its shareholders pursuant to the liquidation of the Fund; (5) the Tamarack Fund will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities; (6) the tax basis of the voting shares of the Tamarack Fund received by each of the Fund's shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Fund surrendered in exchange therefor; (7) the holding period of the voting shares of the Tamarack Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) the Tamarack Fund's basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund's basis in the assets immediately before the Reorganization; and (9) the Tamarack Fund's holding period in the Fund's assets received pursuant to the Reorganization will include the period during which the Fund held the assets. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by any Fund or Tamarack Fund in connection with any disposition of assets by the Fund or the Tamarack Fund prior to or following the Reorganization.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.


                    DIFFERENCES IN ORGANIZATIONAL STRUCTURES

The Tamarack Funds Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. Each Fund is a Maryland corporation governed by its Articles of Incorporation, By-Laws and Board of Directors. The operations of the Tamarack Funds Trust and each Fund are also governed by applicable state and Federal law.

Under the Agreement and Declaration of Trust and By-Laws of the Tamarack Funds Trust, the Trustees of the Tamarack Funds Trust will have more flexibility than the Directors of each Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the Tamarack Funds Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Tamarack Funds Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the Tamarack Funds Trust to take certain actions, for example, establishing new investment series of the Tamarack Funds Trust, without filing additional documentation with the state and incurring the additional preparation time and costs.

Importantly, the Trustees of the Tamarack Funds Trust will effectively have the same fiduciary obligations to act with due care and in the interest of the Tamarack Funds and their shareholders as do the Directors with respect to the Funds and their shareholders.

Key differences between the organizational structures of the Tamarack Funds Trust and the Funds are summarized in this section. The summary focuses on differences that might be material to a Fund shareholder. It is not an exhaustive discussion. Shareholders who are interested in obtaining more detail should refer to the applicable Fund documents and state laws that are described in the summary. Copies of the documents are available from the Funds upon request.

SHAREHOLDER LIABILITY

TAMARACK FUNDS TRUST

The Declaration of Trust of the Tamarack Funds Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Tamarack Funds Trust, the Tamarack Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

FUND

Each Fund is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

LIABILITY OF DIRECTORS/TRUSTEES

TAMARACK FUNDS TRUST

Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the Tamarack Funds Trust or a beneficial owner for any act, omission or obligation of the Tamarack Funds Trust or any Trustee. A Trustee or officer of the Tamarack Funds Trust will be indemnified by the Tamarack Funds Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

FUND

With the exception of Babson Enterprise Fund II, Inc., the Articles of Incorporation of each Fund provide that the Fund generally will indemnify any Director or officer who is a party, or is threatened to be made a party, to any action against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Director or officer in connection with such action if such Director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, the Articles of Incorporation provide that no Director or officer will be indemnified against any liability to the Fund that such Director or officer would otherwise be subject by reason of willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Director's or officer's office.

The Articles of Incorporation of Babson Enterprise Fund II, Inc. provide that, to the fullest extent permitted by Maryland law, no Director of officer will have any liability to the Fund or its shareholders for money damages. The Articles of Incorporation also provide that the corporation will indemnify and advance expenses to its current and former Directors and officers to the fullest extent permitted by Maryland law. The Articles of Incorporation further state that no provision of the article regarding liability and indemnification will be effective to protect or purport to protect any Director or officer of the Fund against any liability to the Fund or its shareholders to which the Director or officer would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that Director's or officer's office.

INSURANCE

TAMARACK FUNDS TRUST

The Agreement and Declaration of Trust of the Tamarack Funds Trust provides that, to the fullest extent permitted by applicable law, the officers and Trustees are entitled and have the authority to purchase with Trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved by virtue of such person's capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of the Article of the Agreement and Declaration of Trust regarding the limitation of liability of officers and Trustees.

FUND

The Articles of Incorporation of each Fund provide that the Fund may purchase and maintain insurance on its behalf and on behalf of any person who is or was a Director or officer of the Fund against any liability asserted against the Director or officer and incurred by the Director or officer in such capacity.

LIQUIDATION OR DISSOLUTION

Generally, in the event of the liquidation or dissolution of any of the Funds or Tamarack Funds, as the case may be, the shareholders of that Fund/Tamarack Fund are entitled to receive, when and as declared by the

Board, the excess of the assets over the liabilities belonging to the Fund/Tamarack Fund. The assets so distributed to shareholders of a Fund/Tamarack Fund would be distributed among the shareholders in proportion to the number of shares of that Fund/Tamarack Fund held by them and recorded on the books of the Fund/Tamarack Fund.

TAMARACK FUNDS TRUST

The Declaration of Trust of the Tamarack Funds Trust permits a majority of the Trustees to liquidate the Tamarack Funds Trust, or any class or series of the Tamarack Funds Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

FUND

Maryland law requires shareholder approval of a dissolution of a Fund. If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate such class or series without shareholder approval. Otherwise, subject to the redemption requirements contained in each Fund's Articles of Incorporation, a Fund may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class without shareholder approval.

RIGHTS OF INSPECTION

TAMARACK FUNDS TRUST

Shareholders shall have the right to inspect the Tamarack Funds Trust's accounts, books or documents only to the extent such right is conferred by the Trustees.

FUND

Under each Fund's Articles of Incorporation, except as required by Maryland law, shareholders of the Fund have only such right to inspect their respective corporation's records, documents, accounts and books as may be authorized by resolution of the Board of Directors or of the shareholders. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of a corporation for at least six months may, on written request, inspect the books of account and stock ledger of the corporation.

SHAREHOLDER MEETINGS

Neither the Tamarack Funds Trust nor the Funds are required to hold annual meetings of shareholders (other than in a year in which the election of directors is required by the 1940 Act), although the Tamarack Funds Trust and the Funds may hold special meetings at any time. With respect to each Fund, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate. With respect to the Tamarack Funds Trust, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Tamarack Fund; (2) the matter involves any action that the Trustees have determined will affect only the interests of one or more Tamarack Funds, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

TAMARACK FUNDS TRUST

The By-Laws for the Tamarack Funds Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the Tamarack Funds Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

Delaware law provides greater flexibility with regard to shareholder voting rights, quorums, and proxy requirements. The Declaration of Trust provides that 331/3% of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law, by the By-Laws of the Trust, or by the Declaration of Trust. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee of the Tamarack Funds Trust, unless a larger vote is required by the governing documents or under applicable law. The effect of the quorum and voting provisions is to make it easier for the Tamarack Funds Trust to seek appropriate shareholder approvals for many actions not related to regulatory issues without experiencing the added costs or delays of soliciting additional proxies or votes and without being disadvantaged by abstentions or broker non-votes. Delaware law also affords trustees the ability to adapt a Delaware statutory trust to future contingencies. For example, trustees have the authority to incorporate a Delaware statutory trust, to merge or consolidate a Delaware statutory trust or its series with another entity, to cause multiple series of a Delaware statutory trust to become separate trusts, to change the state of domicile or to liquidate a Delaware statutory trust, all without having to obtain a shareholder vote.

FUND

Under the By-Laws of each Fund, a special meeting of shareholders of a Fund shall be called by the President or Secretary of the Fund upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Under Maryland law, no special shareholder meeting shall be called upon the request of shareholders to consider any matter that is substantially the same as a matter voted upon at any special meeting held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

Under each Fund's By-Laws, the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding constitutes a quorum. Maryland law requires a plurality of all votes cast at a meeting at which a quorum is present to elect directors unless a corporation's Articles of Incorporation or By-Laws require a larger vote. For most other stockholder votes, Maryland law provides that a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter, unless the corporation's Articles of Incorporation provide otherwise. Certain other matters, such as amendments to a corporation's Articles of Incorporation, consolidations, mergers, share exchanges and transfers of assets, require the affirmative vote of two-thirds of all votes entitled to be cast on the matter for approval of the measure. However, under Maryland law, the Articles of Incorporation may include a provision that requires less than a two-thirds vote, provided that the Articles of Incorporation require at least a majority vote. Each Fund's Articles of Incorporation provide that notwithstanding any provision of Maryland law requiring more than a majority vote to approve any action, the action shall be effective if approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock.

REORGANIZATION/COMBINATION TRANSACTIONS

TAMARACK FUNDS TRUST

Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a Tamarack Fund or the Tamarack Funds Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment policies/restrictions.

FUND

A majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization.

AMENDMENT OF CHARTER DOCUMENT

TAMARACK FUNDS TRUST

The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

FUND

Each Fund's Articles of Incorporation provide that the Fund reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, in general, amendments to the articles of incorporation of a corporation must be approved by two-thirds of all votes entitled to be cast, unless such percentage is reduced in the corporation's articles of incorporation, provided that the articles of incorporation require at least a majority vote. Each Fund's Articles of Incorporation provide that a majority of the outstanding shares of common stock will be sufficient to approve an amendment.

DERIVATIVE ACTIONS

TAMARACK FUNDS TRUST

Shareholders of the Tamarack Funds Trust or any Tamarack Fund may not bring a derivative action to enforce the right of the Tamarack Funds Trust or Tamarack Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the Tamarack Funds Trust or the Tamarack Fund, as applicable, join in bringing the derivative action. A shareholder of a particular Tamarack Fund is not entitled to participate in a derivative action on behalf of any other Tamarack Fund of the Tamarack Funds Trust.

FUND

Under Maryland law, in general, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the directors of a corporation improperly refuse to bring a derivative suit or if the demand upon the directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.


                 MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE

As noted above, in approving the Plan, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the corresponding Tamarack Funds and the Tamarack Funds Trust. Fund shareholders are not being asked to vote separately on these actions.


One of these actions will be to approve the election of Trustees of the Tamarack Funds Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. (If shareholders approve the Plan in Proposal 2 but do not approve the election of all nine individuals in Proposal 1, it is possible that the Fund will not be reorganized into the Tamarack Funds Trust. In that case, those Nominees who are elected would consider what further steps may be appropriate.)

In addition, each Fund, while it is the sole shareholder of the corresponding Tamarack Fund, will approve a new investment advisory agreement with Voyageur. The principal terms of the new advisory agreement, including the advisory fee provisions, are the same as those of the current advisory agreement, except for the dates of execution and termination and the names of the Funds. A change has also been made to the new advisory agreement to provide that each Fund pays its advisory fees monthly in arrears, rather than daily, as provided by the current advisory agreement, and minor editorial revisions have been made. There will be no change in the rate of advisory fees charged to each Fund or in the types of advisory services required to be provided to each Fund. Under the new advisory agreement, consistent with the current advisory agreement, Voyageur will provide investment advisory services with respect to each Tamarack Fund. For additional details about the new advisory agreement, please refer to EXHIBIT C to this Proxy Statement.

Furthermore, while each of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., and Shadow Stock Fund, Inc. is the sole shareholder of the corresponding Tamarack Fund, each Fund will approve a new sub-advisory agreement between Voyageur and David L. Babson with respect to such Fund. The new sub-advisory agreement for each Fund will be materially the same as the sub-advisory agreement currently in effect for such Fund, except that the effective dates, termination dates and names of the Funds will be different and, because the new Tamarack Funds will not be using the "Babson" name, provisions related to the use of the Babson name that are in the current sub-advisory agreement will not be included in the new sub-advisory agreement. For additional details about the new sub-advisory agreements, please refer to EXHIBIT C.

Shareholders of each Fund approving the Plan will also be approving the liquidation and dissolution of that Fund.


INVESTMENT ADVISOR


Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which maintains its offices at Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corp. is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 A6 00000. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who service approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.


Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

On December 31, 2003, Voyageur succeeded to its affiliate, Jones & Babson, Inc. ("J&B"), as investment advisor to each Fund. Following the Reorganization, Voyageur will serve as investment advisor to each of the Tamarack Funds.


Voyageur currently provides investment advisory and administrative services to the Babson Funds, a family of ten individual equity, fixed income, and money market funds and/or portfolios; Great Hall Investment Funds, Inc., a series company that currently consists of five separately managed money market portfolios; RBC Funds, Inc., a series company that currently consists of six separately managed equity and fixed income portfolios; and J&B Funds, a series company that currently consists of a single equity portfolio. The portfolios of Great Hall Investment Funds, Inc. serve principally as money market sweep vehicles for brokerage customers of RBC Dain Rauscher Inc. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2003, Voyageur had approximately $23 billion in assets under management, approximately $10.7 billion of which was represented by the net assets of Great Hall Investment Funds, Inc., $317 million of which was represented by the net assets of RBC Funds, Inc., $1.2 billion of which was represented by the net assets of the Babson Funds, and $12 million of which was represented by the net assets of J&B Funds.

EXHIBIT D to this Proxy Statement sets forth the amount of fees paid by the Funds to Voyageur under the current investment advisory agreements during the most recently completed fiscal years. The Funds' advisory fees are subject to reduction pursuant to an Expense Limitation Agreement to maintain each Fund's total expenses at those rates that were in effect on May 1, 2003 until May 1, 2005. EXHIBIT D also sets forth information concerning the amount and purpose of payments made by each Fund to Voyageur or any affiliated person of Voyageur for services provided to the Funds (other than under the current investment advisory agreements or for brokerage commissions) during the most recently completed fiscal years.

EXHIBIT E to this Proxy Statement sets forth information regarding other registered investment companies with investment objectives similar to the Funds for which Voyageur acts as investment advisor, including the rate of Voyageur's compensation.

EXHIBIT F to this Proxy Statement sets forth information regarding the principal executive officer and directors of Voyageur.

INVESTMENT SUB-ADVISOR


Voyageur employs at its own expense David L. Babson to serve as investment sub-advisor for each Fund. Founded in 1940, David L. Babson, an SEC registered investment advisor, provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. Its principal locations are One Memorial Drive, Cambridge, Massachusetts 02142, and 1500 Main Street, Springfield, Massachusetts 01115. Lance F. James has been the manager of Babson Enterprise Fund II, Inc. since its inception in 1991 and manager of Babson Enterprise Fund, Inc. since 1999. He joined David L. Babson in 1986. Renie K. Heebner, who is a CFA Charterholder, acts as co-manager for Babson Enterprise Fund, Inc. Ms. Heebner joined David L. Babson in 1987. Anthony M. Maramarco is a CFA Charterholder, and he has been the manager of Babson Value Fund, Inc. and Shadow Stock Fund, Inc. since 1999. He joined David L. Babson in 1996 and has over 19 years investment management experience. Mr. Maramarco was previously at Concert Capital Management, Inc., an investment advisory firm, from 1993 to 1996. A team of investment professionals is primarily responsible for the day-to-day management of D.L. Babson Tax-Free Income Fund, Inc. David L. Babson is a wholly owned subsidiary of DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), which is headquartered in Springfield, Massachusetts. MassMutual is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson under the 1940 Act. Following the Reorganizations, David L. Babson will serve as sub-advisor to the Tamarack Funds corresponding to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.

EXHIBIT F sets forth information regarding the principal executive officer and directors of David L. Babson. EXHIBIT D sets forth the amount of fees paid by Voyageur to David L. Babson under the current sub-advisory agreements during the fiscal year ended June 30, 2003.


                                     *  *  *

SHAREHOLDER APPROVAL: Approval of Proposal 2 with respect to each Fund will require the favorable vote of the holders of a majority of that Fund's outstanding shares.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
               THAT SHAREHOLDERS VOTE FOR THE PLAN IN PROPOSAL 2.


                                 --------------

                             PROPOSAL 3 -- ALL FUNDS

               APPROVAL OF THE MODIFICATION OR RECLASSIFICATION OF
              CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

                                 --------------


                                  INTRODUCTION

Each Fund invests its assets in accordance with its principal investment objective, investment strategies and investment policies/restrictions. Under the 1940 Act, investment objectives, policies and restrictions are designated as "fundamental" or "non-fundamental." Those that are designated as fundamental can be changed only upon approval of both the Board and Fund shareholders. In contrast, non-fundamental objectives, policies and restrictions can be changed upon approval by the Board, with adequate notice to shareholders. Under the 1940 Act, certain policies/restrictions must be adopted as matters of fundamental policy and thus cannot be subsequently changed without shareholder approval. These policies/restrictions cover each Fund's status as diversified, and its investment operations with respect to borrowing, senior securities, underwriting securities, real estate, making loans, concentration of investments, and commodities. Other policies/restrictions may be, but are not required to be, adopted as matters of fundamental policy.

This Proposal seeks to do two things. First, it seeks to make certain revisions to those policies/restrictions that are required by the 1940 Act to remain matters of fundamental policy. Second, it seeks to reclassify as non-fundamental those policies/restrictions that are not required to be matters of fundamental policy. This Proposal is accordingly separated into two sections.

Changes to the fundamental policies/restrictions that are approved by shareholders, as well as changes in non-fundamental policies/restrictions that are adopted by the Boards, will be reflected in each Fund's Prospectus and other disclosure documents.

       MODIFICATION OF POLICIES/RESTRICTIONS THAT MUST REMAIN FUNDAMENTAL

Each of the fundamental policies/restrictions proposed for revision in this section relates to an activity that the 1940 Act only permits to be changed by shareholder approval. The proposed revisions to these policies/restrictions are intended to promote consistency between the policies/restrictions of the Funds and other funds advised by Voyageur. The changes are also intended to provide the Board with the maximum flexibility permitted under the 1940 Act to allow the Board to react to future developments. Although a Fund may benefit from this increased flexibility in the future, the proposed changes are not expected to have any immediate effect on the investment operations of the Funds. In accordance with applicable law, any material changes in the future to the investment operations of a Fund, as disclosed in its then effective prospectus and statement of additional information, would be subject to Board approval and would be disclosed to shareholders.

This section is divided into parts 3.A-3.H. Each policy/restriction is discussed separately below. For each, the current policy/restriction and the proposed policy/restriction are listed, a brief explanation of the proposed change is provided, and any material differences are highlighted.


                         PROPOSAL 3.A -- DIVERSIFICATION

                          APPLICABLE FUNDS -- ALL FUNDS


              CURRENT POLICY / RESTRICTION                            PROPOSED NEW POLICY / RESTRICTION
-------------------------------------------------------   --------------------------------------------------------
[Babson Enterprise Fund, Babson Enterprise Fund II,       Each Fund has elected to be classified as a diversified
Shadow Stock Fund and Babson Value Fund will              series of an open-end management investment
not:] purchase the securities of any one issuer,          company and will invest its assets only in a manner
except the United States government, if immediately       consistent with this classification under applicable
after and as a result of such purchase (a) the value      law.
of the holdings of the Fund in the securities of such
issuer exceeds 5% of the value of the Fund's total
assets, or (b) the Fund owns more than 10% of the
outstanding voting securities, or any other class of
securities, of such issuer.

[Babson Tax-Free Income Fund will not:] purchase securities of any issuer (except the U.S. government, its agencies and instrumentalities, and any municipal bond guaranteed by the U.S. government) in the Fund if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; for purposes of this limitation, "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security, and a government entity which guarantees the securities issued by another entity is also considered an issuer of that security.



DISCUSSION OF PROPOSED CHANGE

Each Fund is a "diversified" fund under the 1940 Act. Under the 1940 Act, a diversified fund generally is required to have 75% of its total assets invested in (1) cash and cash items (including receivables), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies; or (2) other securities limited for any one issuer to an amount (x) not greater than 5% of the total assets of the fund, and (y) not more than 10% of the outstanding voting securities of such issuer.

As listed above, each Fund's current policy/restriction re-states certain (but not all) components of this current definition of diversification, using one of two different variations. Rather than restating portions of the current definition, the proposed policy/restriction identifies each Fund's status as diversified and, in turn, applies the definition of "diversified company" within the 1940 Act. Accordingly, the proposed policy/restriction is more flexible. It will apply the requirements of the 1940 Act, as they may be amended from time to time (and which are applicable in any case), without the Board or shareholders having to take further action. While the Funds may benefit from this increased flexibility in the future, it is not anticipated that the proposed change would have a material effect on the current investment operations of the Fund.


                            PROPOSAL 3.B -- BORROWING

                          APPLICABLE FUNDS -- ALL FUNDS


             CURRENT POLICY / RESTRICTION                         PROPOSED NEW POLICY / RESTRICTION
------------------------------------------------------   --------------------------------------------------
[Babson Enterprise Fund, Babson Enterprise Fund II,      Each Fund will not borrow money, except as
Shadow Stock Fund and Babson Value Fund] will            permitted under the Investment Company Act of
not:] borrow or pledge its credit under normal           1940, as amended, and the rules and regulations
circumstances, except up to 10% of its gross assets      thereunder, or as may otherwise be permitted from
(computed at the lower of fair market value or cost)     time to time by a regulatory authority having
for temporary or emergency purposes, and not for         jurisdiction.
the purpose of leveraging its investments, and
provided further that any borrowing in excess of 5%
of the total assets of the Fund shall have asset
coverage of at least 3 to 1.

[Babson Tax-Free Income Fund will not:] borrow money except for temporary emergency purposes, and then only in an amount not exceeding 10% of the value of the total assets of the Fund.



DISCUSSION OF PROPOSED CHANGE

The 1940 Act limits the amounts funds may borrow. At the present time, the 1940 Act permits a fund to borrow from banks in an amount up to 331/3% of the fund's assets, including the amount borrowed. A fund may also issue a note evidencing a temporary loan (I.E., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

Each Fund's current policy/restriction imposes a more restrictive limit on borrowings than is required under current regulations and SEC staff guidance, by restricting each Fund's borrowings to no more than 10% of the Fund's assets and only for temporary or emergency purposes and, for four of the funds, requiring asset coverage for borrowing above 5% of assets. The proposed policy/restriction is broader than the current policy/restriction because it potentially allows borrowing in other circumstances. In addition, the proposed policy/restriction is more flexible than the current policy/restriction because it will apply the requirements of the 1940 Act, as they may be amended from time to time, without the Board or Fund shareholders having to take further action. Although a Fund could benefit from this increased flexibility in the future, it is not anticipated that this change would have a material effect on the current investment operation of the Fund.

                        PROPOSAL 3.C -- SENIOR SECURITIES

                          APPLICABLE FUNDS -- ALL FUNDS


             CURRENT POLICY / RESTRICTION                           PROPOSED NEW POLICY / RESTRICTION
-----------------------------------------------------   ---------------------------------------------------------
[Babson Enterprise Fund, Babson Enterprise Fund II      Each Fund will not issue any class of senior securities,
and Shadow Stock Fund will not:] issue senior           except as permitted under the Investment Company
securities except for those investment procedures       Act of 1940, as amended, and the rules and
permissible under the Fund's other restrictions.        regulations thereunder, or as may otherwise be
                                                        permitted from time to time by a regulatory authority
[Babson Value Fund will not:] issue any senior          having jurisdiction.
securities.

[Babson Tax-Free Income Fund will not:] issue senior securities, as defined in the Investment Company
Act of 1940, as amended.



DISCUSSION OF PROPOSED CHANGE

The 1940 Act prohibits funds from issuing senior securities, except for borrowing where certain conditions are met. In addition, certain types of investment transactions may be considered forms of indebtedness and thus may give rise to senior security concerns. Those types of transactions include when-issued and delayed delivery transactions, short sales and repurchase agreements. Under current regulations, these transactions are permitted so long as certain collateral or coverage requirements, which are designed to protect shareholders, are met.

In practice, the proposed policy/restriction is materially the same as the current policies/restrictions, although the proposed policy/restriction clarifies that certain transactions which might be viewed by some people to create senior securities are nonetheless permitted, so long as they are conducted in accordance with current regulations and SEC guidance and are consistent with applicable disclosure in the then current prospectus and statement of additional information for the relevant Fund. Thus, the proposed policy/restriction seeks to standardize and to clarify the Funds' current statements of policy with respect to issuance of senior securities. It is not anticipated that the proposed change would have any material effect on the current investment operations of the Funds.


                     PROPOSAL 3.D -- UNDERWRITING SECURITIES

                          APPLICABLE FUNDS -- ALL FUNDS


             CURRENT POLICY / RESTRICTION                         PROPOSED NEW POLICY / RESTRICTION
-----------------------------------------------------   ----------------------------------------------------
[Babson Enterprise Fund, Babson Enterprise Fund II,     Each Fund will not engage in the business of
Shadow Stock Fund, and Babson Value Fund will           underwriting securities issued by others, except to
not:] underwrite the securities of other issuers.       the extent that the Fund may be deemed to be an
                                                        underwriter under applicable laws in connection
[Babson Tax-Free Income Fund will not:] underwrite      with the disposition of portfolio securities.
any issue of securities.



DISCUSSION OF PROPOSED CHANGE

Underwriters offer securities to public markets, often by purchasing securities directly or indirectly from an issuer with a view to re-selling them to the investing public. In certain circumstances, a fund may be viewed as acting as an underwriter in the ordinary course of investing and reinvesting its portfolio securities.

In practice, the proposed policy/restriction is materially the same as the current policies/restrictions, however, the proposed policy/restriction clarifies that each Fund is permitted to acquire and dispose of portfolio securities in the ordinary course of its investment operations as permitted by current regulations and SEC staff guidance. In addition, the proposed policy/restriction clarifies that investment operations will be conducted in accordance with future amendments to existing law and regulation. It is not anticipated that these changes would have any material effect on the current investment operations of the Funds.

                           PROPOSAL 3.E -- REAL ESTATE

                          APPLICABLE FUNDS -- ALL FUNDS


              CURRENT POLICY / RESTRICTION                             PROPOSED NEW POLICY / RESTRICTION
--------------------------------------------------------   --------------------------------------------------------
[Babson Enterprise Fund, Babson Enterprise Fund II         Each Fund will not purchase or sell real estate,
and Shadow Stock Fund will not:] engage in the             unless acquired as a result of ownership of securities
purchase or sale of real estate or commodities or,         or other instruments, although it may purchase
with respect to Enterprise Fund II, futures contracts.     securities secured by real estate or interests therein,
                                                           or securities issued by companies which invest, deal
[Babson Value Fund will not:] engage in the purchase       or otherwise engage in transactions in real estate or
or sale of real estate or commodities.                     interests therein.

[Babson Tax-Free Income Fund will not:] purchase or sell real estate, but this shall not prevent investment in municipal bonds secured by real estate.



DISCUSSION OF PROPOSED CHANGE

This policy/restriction applies to investments in real estate and investments related to real estate. The proposed policy/restriction would permit each Fund to invest in real estate and real estate related investments to the extent permitted by the 1940 Act, regulations and SEC staff guidance. As listed above, each of the current statements of this policy/restriction is somewhat more restrictive. It is not anticipated that this change would have any material effect on the current investment operations of the Funds. (The portions of the current policies/restrictions relating to commodities are discussed below in Proposal 3.H.)


                          PROPOSAL 3.F -- MAKING LOANS

                          APPLICABLE FUNDS -- ALL FUNDS


             CURRENT POLICY / RESTRICTION                         PROPOSED NEW POLICY / RESTRICTION
------------------------------------------------------   ---------------------------------------------------
[Babson Enterprise Fund, Babson Enterprise Fund II       Each Fund will not make loans, except as permitted
and Shadow Stock Fund will not:] make loans to           under, or to the extent not prohibited by, the
other persons, except by the purchase of debt            Investment Company Act of 1940, as amended, and
obligations which are permitted under its investment     the rules and regulations thereunder, or as may
policy.                                                  otherwise be permitted from time to time by a
                                                         regulatory authority having jurisdiction.
[Babson Value Fund will not:] make any loan (the
purchase of a security subject to a repurchase
agreement or the purchase of a portion of an issue
of publicly distributed debt securities is not
considered the making of a loan);

[Babson Tax-Free Income Fund will not:] make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed.



DISCUSSION OF PROPOSED CHANGE

Under the 1940 Act, funds may engage in several types of lending transactions. These include purchasing debt obligations, entering into repurchase agreements and lending their portfolio assets to certain types of qualifying entities, like broker/dealers and institutional investors.

The proposed policy/restriction would permit each Fund to engage in lending transactions to the extent permitted by the 1940 Act, regulations and SEC staff guidance. As listed above, each of the current statements of this policy/restriction is somewhat more restrictive. While the Funds could benefit from this increased flexibility in the future if this proposed change is approved, it is not anticipated that this change would have any material effect on the current investment operations of the Funds.

                  PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

                          APPLICABLE FUNDS -- ALL FUNDS


                CURRENT POLICY / RESTRICTION                               PROPOSED NEW POLICY / RESTRICTION
------------------------------------------------------------   ---------------------------------------------------------
[Babson Enterprise Fund, Babson Enterprise Fund II             Each Fund will not concentrate its investments in
and Shadow Stock Fund will not:] invest in the                 the securities of issuers primarily engaged in the
aggregate more than 5% of the value of its gross               same industry, as that term is used in the Investment
assets in the securities of issuers (other than federal,       Company Act of 1940, as amended, and as interpreted
state, territorial, or local governments, or corporations,     or modified from time to time by a regulatory
or authorities established thereby), which including           authority having jurisdiction, except that (i) with
predecessors, have not had at least three years'               respect to Tax-Free Income Fund, this restriction
continuous operations nor invest more than 25% of              will prevent the Fund from concentrating in industrial
the Fund's assets in any one industry.                         building revenue bonds issued to financial facilities
                                                               for non-governmental issuers in any one industry,
[Babson Value Fund and Babson Tax-Free Income                  but this restriction does not apply to other municipal
Fund will not:] invest more than 25% of its assets in          obligations; and (ii) this restriction will not apply to
a single industry.                                             a Fund's investments in securities issued or
                                                               guaranteed by the U.S. Government, its agencies or
                                                               instrumentalities.



DISCUSSION OF PROPOSED CHANGE

The Funds' current fundamental investment policy/restriction prohibits a Fund from investing more than 25% of its assets in any one industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities and obligations of states and their subdivisions) constitutes concentration. The proposed policy/restriction would incorporate this SEC staff position, which is not materially different from the Funds' current policy/restriction. However, the proposed policy/restriction would permit a Fund without shareholder approval, to incorporate any changes in applicable provisions of the 1940 Act or in regulatory interpretations. While the Funds could benefit from this increased flexibility in the future if this proposed change is approved, it is not anticipated that this change would have any material effect on the current investment operations of the Funds.


                           PROPOSAL 3.H -- COMMODITIES

                          APPLICABLE FUNDS -- ALL FUNDS


              CURRENT POLICY / RESTRICTION                         PROPOSED NEW POLICY / RESTRICTION
--------------------------------------------------------   ------------------------------------------------
[Babson Enterprise Fund, Babson Enterprise Fund            Each Fund will not purchase or sell physical
II and Shadow Stock Fund will not:] engage in the          commodities or contracts relating to physical
purchase or sale of real estate or commodities or,         commodities, except as permitted under the
with respect to Enterprise Fund II, futures contracts.     Investment Company Act of 1940, as amended, and
                                                           the rules and regulations thereunder, or as may
[Babson Value Fund will not:] engage in the purchase       otherwise be permitted from time to time by a
or sale of real estate or commodities.                     regulatory authority having jurisdiction.

[Babson Tax-Free Income Fund will not:] purchase or sell commodities or commodity contracts.



DISCUSSION OF PROPOSED CHANGE

Commodities are foods, metals and other physical things, as well as financial instruments, in which investments can be made, generally through futures contracts.

The proposed policy/restriction would provide greater flexibility than the current policy by allowing purchases and sales of financial futures contracts and related options to the full extent permitted by applicable law. As listed above, each Fund's current policy/restriction with respect to commodities is somewhat more restrictive, as it does not make an exception for purchases or sales permitted under applicable law. While the Funds could benefit from this increased flexibility in the future if this proposed change is approved, it is not anticipated that this change would have any material effect on the current investment operations of the Funds.

      RECLASSIFICATION OF CERTAIN POLICIES/RESTRICTIONS AS NON-FUNDAMENTAL

The Funds currently have a number of fundamental policies/restrictions that are not required to be fundamental under the 1940 Act. They were adopted in the past to reflect certain regulatory, business or industry conditions that are no longer in effect or have become outdated or unnecessary.

From time to time, these obsolete policies/restrictions may prevent a Fund from making an investment in accordance with the Fund's principal investment objective and strategies that would otherwise be permitted and deemed advisable by the Fund's advisor. Moreover, the lack of uniform standards among the Funds leads to increased compliance burdens and operating inefficiencies. Reclassifying these fundamental policies/restrictions as non-fundamental will allow the Fund, subject to Board approval, to make changes to the policies/restrictions in the future without seeking shareholder approval. This would eliminate the costs and delays associated with holding future shareholder meetings to revise the policies/restrictions as market or legal conditions change and would allow the Fund to respond more nimbly to such developments. If the Board were to determine to make any material amendments to these policies/restrictions in the future, the changes would be appropriately disclosed to shareholders in the Fund's prospectus and other disclosure documents.

This section of the Proposal is divided into parts 3.I-3.U. For the text of each policy/restriction that would be reclassified as non-fundamental, please refer to EXHIBIT G to this Proxy Statement.

                     PROPOSAL 3.I -- INVESTMENTS FOR CONTROL


                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments made for purposes of exercising control over, or management of, the issuer be reclassified as a non-fundamental investment policy/restriction.


            PROPOSAL 3.J -- INVESTMENTS IN OTHER INVESTMENT COMPANIES


                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in other investment companies be reclassified as a non-fundamental investment policy/restriction.


               PROPOSAL 3.K -- MARGIN ACTIVITIES AND SHORT SELLING


                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL: It is proposed that the fundamental investment policy/restriction on margin activities and selling securities short be reclassified as a non-fundamental investment policy/restriction.


                      PROPOSAL 3.L -- UNSEASONED COMPANIES


                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation be reclassified as a non-fundamental investment policy/restriction.

          PROPOSAL 3.M -- INVESTMENTS IN SECURITIES OF RELATED ISSUERS


                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in securities of related issuers be reclassified as a non-fundamental investment policy/restriction.


                 PROPOSAL 3.N -- MAKING LOANS TO RELATED PARTIES


  APPLICABLE FUNDS -- BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II,
            INC., SHADOW STOCK FUND, INC. AND BABSON VALUE FUND, INC.

PROPOSAL: It is proposed that the fundamental investment policy/restriction on making loans to any of a Fund's officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof, be reclassified as a non-fundamental investment policy/restriction.


          PROPOSAL 3.O -- ENTERING INTO DEALINGS WITH RELATED PARTIES


  APPLICABLE FUNDS -- BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II,
            INC., SHADOW STOCK FUND, INC. AND BABSON VALUE FUND, INC.

PROPOSAL: It is proposed that the fundamental investment policy/restriction on entering into dealings with a Fund's officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest, be reclassified as a non-fundamental investment policy/restriction.


                  PROPOSAL 3.P -- LIABILITY FOR DEBT OF OTHERS


  APPLICABLE FUNDS -- BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II,
            INC., SHADOW STOCK FUND, INC. AND BABSON VALUE FUND, INC.

PROPOSAL: It is proposed that the fundamental investment policy/restriction prohibiting each Fund from making itself or its assets liable for the indebtedness of others be reclassified as a non-fundamental investment policy/restriction.


   PROPOSAL 3.Q -- INVESTMENTS IN ASSESSABLE OR UNLIMITED LIABILITY SECURITIES


  APPLICABLE FUNDS -- BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II,
            INC., SHADOW STOCK FUND, INC. AND BABSON VALUE FUND, INC.

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in securities which are assessable or involve unlimited liability be reclassified as a non-fundamental investment policy/restriction.


       PROPOSAL 3.R -- PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS


           APPLICABLE FUNDS -- D.L. BABSON TAX-FREE INCOME FUND, INC.

PROPOSAL: It is proposed that the fundamental investment policy/restriction on pledging, mortgaging and hypothecating a Fund's assets be reclassified as a non-fundamental investment policy/restriction.


                     PROPOSAL 3.S -- INVESTMENTS IN OPTIONS


           APPLICABLE FUNDS -- D.L. BABSON TAX-FREE INCOME FUND, INC.

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in options and similar financial instruments be reclassified as a non-fundamental investment policy/restriction.

                PROPOSAL 3.T -- INVESTMENTS IN EQUITY SECURITIES


           APPLICABLE FUNDS -- D.L. BABSON TAX-FREE INCOME FUND, INC.

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in equity securities or securities convertible into equity securities be reclassified as a non-fundamental investment policy/restriction.


         PROPOSAL 3.U -- INVESTMENTS IN PUBLICLY ISSUED DEBT OBLIGATIONS


           APPLICABLE FUNDS -- D.L. BABSON TAX-FREE INCOME FUND, INC.

PROPOSAL: It is proposed that the fundamental investment policy/restriction on purchasing more than 10% of the outstanding publicly issued debt obligations of any issuer be reclassified as a non-fundamental investment policy/restriction.


RELATIONSHIP OF PROPOSALS 3.A - 3.U TO OTHER PROPOSALS

Shareholders of each Fund are being asked to vote separately on each policy/restriction described above in Proposals 3.A - 3.U. It is possible that shareholders of a Fund may approve some but not all of the proposed changes. In addition, approval of Proposals 3.A - 3.U does not depend on the outcome of the vote on Proposal 2 regarding each Reorganization. Any changes approved in Proposals 3.A - 3.U will take effect regardless of the outcome of the vote on the Reorganization. If shareholders also approve the Reorganization, however, each Tamarack Fund would adopt the corresponding Fund's current policies/restrictions with any changes approved in Proposals 3.A - 3.U.


                                     *  *  *


SHAREHOLDER APPROVAL: Approval of each of Proposals 3.A - 3.U for the applicable Fund will require the affirmative vote of a majority of the outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
              THAT SHAREHOLDERS OF EACH FUND VOTE FOR PROPOSALS 3.A
                           THROUGH 3.U, AS APPLICABLE.


                                --------------

                            PROPOSAL 4 -- ALL FUNDS

          APPROVAL OF RECLASSIFICATION OF GENERAL INVESTMENT POLICIES (DISCLOSED IN FUND PROSPECTUS) AS NON-FUNDAMENTAL POLICIES

                                --------------


Each Fund's principal investment objective and general investment policies, which are disclosed in its current prospectus, are classified as matters of "fundamental" policy. Under the 1940 Act, this means that they cannot be modified by the Fund's Board of Directors without also obtaining shareholder approval. This Proposal seeks to remove this shareholder approval requirement for future changes to the general investment policies, but would retain this requirement for the principal investment objectives.

PRINCIPAL INVESTMENT OBJECTIVES

A Fund's principal investment objective defines the core investment goal (or objective) that the Fund seeks to achieve. The following table lists each Fund's current objective.

                FUND NAME                                PRINCIPAL INVESTMENT OBJECTIVE
----------------------------------------   ---------------------------------------------------------
Babson Enterprise Fund, Inc.               Long-term growth of capital.
Babson Enterprise Fund II, Inc.            Long-term growth of capital.
Shadow Stock Fund, Inc.                    Long-term growth of capital
Babson Value Fund, Inc.                    Long-term growth of capital and income.
D.L. Babson Tax-Free Income Fund, Inc.     Providing the highest level of regular income exempt from
                                           federal income tax consistent with stated quality and
                                           maturity standards.



THESE PRINCIPAL INVESTMENT OBJECTIVES WOULD NOT BE AFFECTED BY THIS PROPOSAL. THEY WILL REMAIN THE SAME. There currently are no plans to propose changes to the objectives or to propose that shareholders consider reclassifying the objectives as non-fundamental.

This Proposal asks Fund shareholders to approve the reclassification of the Fund's general investment policies (not to be confused with the principal investment objectives listed above) as non-fundamental. A Fund's general investment policies govern the manner in which the Fund seeks to achieve its principal investment objective, by specifying the types of securities that may be bought and sold by the Fund, as well as the various strategies, techniques or approaches that will be employed by the Fund's investment advisor in managing the Fund's portfolio investments. These general investment policies, which are commonly referred to as principal investment strategies and techniques, are set forth in the Fund's current prospectus within the section titled Principal Investment Strategies. For easy reference, they are also included in the table below.

If shareholders approve this Proposal and the Board of Directors approves a change to the general investment policies for a Fund in the future, the Fund would not be required to go through the additional step of obtaining shareholder approval to implement the change. Accordingly, this Proposal would provide the Board of Directors with the flexibility in the future to modify a Fund's investment policies without incurring the costs and delays associated with holding shareholder meetings. This flexibility would enable the Fund to respond more quickly to circumstances that the Fund's investment advisor or the Board believe warrant changes in types of investments, strategies or approaches that are employed to seek the Fund's investment objective. Any material changes to investment policies would still require Board consideration and approval, and would be appropriately reflected in the Fund's prospectus and other disclosure documents. Shareholder interests would be protected through Board oversight and shareholders would receive disclosure of any changes, but the Funds would have added flexibility to react to changing circumstances or to make clarifying changes to their existing disclosure documents. This is the arrangement used by an overwhelming majority of mutual funds, and would enhance the competitive position of the Funds.

If this Proposal is approved, Voyageur expects to request Board approval to make several changes to the Funds' existing policies, most of which are non-material. The following table shows the current general investment policies, as disclosed in their current prospectus, and describes the expected changes.

GENERAL INVESTMENT POLICIES

             BABSON ENTERPRISE FUND, INC.
 CURRENT     This Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in
  POLICY     common stocks of small, faster-growing companies (referred to as micro-cap). The small companies primarily selected for the Fund will have market capitalization (share price multiplied by outstanding shares) at time of purchase that is below the dollar-weighted median market capitalization of companies in the Russell 2000 index. The Advisor presently expects to limit this amount to between $15 million and $500 million in market capitalization at time of purchase.

             The Fund selects companies whose stocks are selling at prices it believes are reasonable in relation to the company's fundamental financial characteristics and business prospects. The primary valuation ratios used are:
               o    price relative to earnings
               o    price relative to sales
               o    price relative to assets as measured by book value
               o    price relative to cash flow

EXPECTED     No material changes are currently expected. Only minor, stylistic changes are expected. For
 CHANGES     example, a phrase like "this Fund invests" would be changed to "the Fund normally invests."

             BABSON ENTERPRISE FUND II, INC.
 CURRENT     This Fund invests in substantially the same manner as Babson Enterprise Fund with the
  POLICY     exception that it targets slightly larger companies. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small, faster growing companies worth between $250 million and $1 billion in market capitalization at the time of initial purchase. The Fund generally invests in stocks listed on national or regional exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.

EXPECTED     As part of the integration initiative, which is described above, Voyageur has recommended
 CHANGES     renaming the "Babson Enterprise Fund II" as the "Tamarack Enterprise Small Cap Fund" to
             more easily and precisely convey to investors the types of investments in which the Fund currently invests. Under federal law, if a mutual fund's name is changed to a name which suggests that the fund invests in certain types of investments, the fund may be required to update its prospectus disclosure (including the statement of its general investment policies) to reflect the new name. By changing its name to include "Small Cap," the Fund would need to update its prospectus in this manner. Those updates would not result in any changes to current investment practices and would be made solely to describe more plainly the types of investments in which the Fund currently invests.

             In addition, Voyageur expects to recommend to the Board that the Fund revise its definition of the sizes of small companies in which it invests to incorporate the range in the Russell 2000
             Index, the Fund's benchmark. For example, the phrase "companies worth between $250 million and $1 billion in market capitalization" would be replaced with "those with market capital-
             ization in the range of companies represented in the Russell 2000 Index." In addition, the cross-reference to the practices of the Babson Enterprise Fund would be replaced with a discussion of those practices. Certain minor, stylistic changes also would be made. If this
             Proposal is approved, the new disclosure is expected to be substantially as follows.

             THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT
             PURPOSES, IN COMMON STOCKS OF SMALL, FASTER-GROWING COMPANIES. THE FUND WILL PROVIDE NOTICE TO
             SHAREHOLDERS AT LEAST 60 DAYS PRIOR TO ANY CHANGE IN THIS POLICY. THE FUND CURRENTLY CONSIDERS
             "SMALL COMPANIES" TO BE THOSE WITH MARKET CAPITALIZATION IN THE RANGE OF COMPANIES REPRESENTED IN
             THE RUSSELL 2000 INDEX AT THE TIME OF INITIAL PURCHASE BY THE FUND. THE FUND GENERALLY INVESTS IN
             STOCKS LISTED ON NATIONAL OR REGIONAL EXCHANGES OR LISTED OVER-THE-COUNTER (ON NASDAQ) WITH
             PRICES QUOTED DAILY IN THE FINANCIAL PRESS. THE FUND SELECTS STOCKS OF COMPANIES THAT ARE SELLING AT
             PRICES THE ADVISOR BELIEVES ARE REASONABLE IN RELATION TO THE COMPANIES' FUNDAMENTAL FINANCIAL
             CHARACTERISTICS AND BUSINESS PROSPECTS. THE PRIMARY VALUATION RATIOS USED TO EVALUATE STOCKS ARE:
               o    PRICE RELATIVE TO EARNINGS
               o    PRICE RELATIVE TO SALES
               o    PRICE RELATIVE TO ASSETS AS MEASURED BY BOOK VALUE
               o    PRICE RELATIVE TO CASH FLOW

             THE FUND NORMALLY INVESTS FOR THE LONG-TERM, BUT MAY SELL A SECURITY AT ANY TIME THAT THE ADVISOR
             CONSIDERS IT TO BE OVERVALUED OR OTHERWISE UNFAVORABLE.

             SHADOW STOCK FUND, INC.
 CURRENT     This Fund invests, under normal circumstances, at least 80% of its net assets, plus any
  POLICY     borrowings for investment purposes, in small company stocks called "Shadow Stocks." These stocks combine the characteristics of "small stocks" and "neglected stocks." The Fund defines
             "small stocks" as those stocks of companies that have market capitalization at the time of initial purchase of between $20 million and the capitalization that marks the point between the 8th and
             9th deciles of the New York Stock Exchange (the "upper limit") and that have annual net profits of at least $1 million for the three most recent fiscal years. The Fund defines "neglected stocks"
             as those that are least held by institutional investors (on average) and are subject to below average coverage by analysts and newsletters. It is estimated that the Shadow Stock Fund will generally contain between 200 and 300 shadow stocks at any one time in proportions approx-
             imating the market capitalizations of the various companies when compared to each other.
             Rather than constantly purchasing and selling stocks for short-term re-balancing, the Fund performs a detailed re-balancing twice per year.

             The Fund screens "small and neglected stocks" and will not buy a stock or will sell a part or all of a stock it owns, if the Advisor believes:
               o    that the financial condition of the company is in jeopardy
               o    that liquidity is insufficient
               o    that total acquisition costs are unreasonably high
               o    that the stock is selling for less than $5 per share (stock will not be sold for this reason alone but additional stock will not be bought below $4 per share and will be sold at the semi-
                    annual re-balancing if the stock is selling below $4 per share)

             The Fund will also sell stocks based on:
               o    potential negative earnings
               o    tenders or potential mergers
               o    not meeting criteria for "neglected stocks" for three semi-annual evaluations
               o    not meeting criteria for "small stocks" by having market capitalization below $10 million or above twice the "upper limit"

EXPECTED     As part of the integration initiative, which is described above, Voyageur has recommended
 CHANGES     renaming the "Shadow Stock Fund" as the "Tamarack Microcap Value Fund" to more easily and precisely convey to investors the types of investments in which the Fund currently invests.
             Under federal law, if a mutual fund's name is changed to a name which suggests that the Fund invests in certain types of investments, the fund may be required to update its prospectus disclosure (including the statement of its general investment policies) to reflect the new name.
             By changing its name to include "Microcap," the Fund would need to update its prospectus in this manner. Those updates would not result in any changes to current investment practices and would be made solely to describe more plainly the types of investments in which the Fund currently invests.

             In addition, Voyageur expects to recommend to the Board a revision to the Fund's current definition of "small stocks," which is used to help describe the types of stocks in which the Fund principally invests, by eliminating the pieces of the definition requiring a stock to have annual net profits of at least $1 million for the three most recent fiscal years and imposing a minimum market capitalization of $20 million. Portfolio management believes that this unnecessarily restricts the Fund's ability to take advantage of attractive purchase opportunities consistent with the Fund's principal investment objective.

             Certain minor, stylistic changes also would be made. For example, a phrase like "rather than constantly purchasing and selling stocks for short-term re-balancing, the Fund performs detailed re-balancing twice per year" would be replaced with "because the relative market capitalizations will fluctuate, the Fund will re-balance its portfolio twice per year."

             If this Proposal is approved, the new disclosure is expected to be substantially as follows:

             THE FUND INVESTS, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS NET ASSETS, PLUS ANY BORROWINGS
             FOR INVESTMENT PURPOSES, IN MICROCAP VALUE STOCKS. MICROCAP VALUE STOCKS COMBINE THE CHARAC-
             TERISTICS OF "SMALL STOCKS" AND "NEGLECTED STOCKS." THE FUND DEFINES "SMALL STOCKS" AS STOCKS OF
             COMPANIES THAT HAVE MARKET CAPITALIZATION AT THE TIME OF THE FUND'S INITIAL PURCHASE UP TO THE
             MARKET CAPITALIZATION THAT MARKS THE POINT BETWEEN THE 8TH AND 9TH DECILES OF NEW YORK STOCK
             EXCHANGE LISTED STOCKS. THE FUND DEFINES "NEGLECTED STOCKS" AS THOSE THAT TEND TO BE LEAST HELD BY
             INSTITUTIONAL INVESTORS AND THAT ARE SUBJECT TO BELOW AVERAGE COVERAGE BY ANALYSTS AND NEWSLETTERS.
             THE FUND'S PORTFOLIO IS EXPECTED GENERALLY TO CONTAIN BETWEEN 200 AND 300 MICROCAP VALUE STOCKS
             AT ANY ONE TIME IN AMOUNTS THAT ARE APPROXIMATELY PROPORTIONAL TO THE RELATIVE MARKET CAPITALI-
             ZATIONS OF THE SUBJECT COMPANIES. BECAUSE THE RELATIVE MARKET CAPITALIZATIONS WILL FLUCTUATE, THE
             FUND WILL RE-BALANCE ITS PORTFOLIO TWICE PER YEAR. THE FUND WILL ALSO, AT THIS TIME, REVIEW ITS
             PORTFOLIO HOLDINGS FOR CONSISTENCY WITH ITS INVESTMENT STRATEGIES.

             THE FUND SCREENS "SMALL AND NEGLECTED STOCKS" AND WILL NOT BUY A STOCK OR WILL SELL PART OR ALL OF
             A STOCK IT OWNS, IF THE ADVISOR BELIEVES:
               o    THAT THE FINANCIAL CONDITION OF THE COMPANY IS IN JEOPARDY
               o    THAT LIQUIDITY IS INSUFFICIENT
               o    THAT TOTAL ACQUISITION COSTS ARE UNREASONABLY HIGH
               o    THAT THE STOCK IS SELLING FOR LESS THAN $5 PER SHARE (STOCK WILL NOT BE SOLD FOR THIS REASON
                    ALONE, BUT THE FUND WILL NOT BUY ADDITIONAL SHARES OF A STOCK THAT IS TRADING BELOW $4 PER SHARE
                    AND, AT THE SEMI-ANNUAL REBALANCING, THE FUND WILL SELL STOCK THAT IS TRADING BELOW $4 PER SHARE.)

             THE FUND WILL ALSO SELL STOCKS BASED ON:
               o    POTENTIAL NEGATIVE EARNINGS
               o    TENDERS OR POTENTIAL MERGERS
               o    FAILURE TO MEET CRITERIA FOR "NEGLECTED STOCKS" FOR THREE SEMI-ANNUAL EVALUATIONS
               o    FAILURE TO MEET CRITERIA FOR "SMALL-STOCKS"

             BABSON VALUE FUND, INC.
 CURRENT     This Fund invests at least 90% of its net assets, plus any borrowings for investment purposes, in
  POLICY     common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund invests, at time of initial purchase, in stocks that meet each of the following criteria:
               o    stocks that the Fund considers to be undervalued based on their earnings, dividends and/or assets or other widely recognized stock valuation measurements
               o    stocks of companies the Fund believes are sound businesses with good future potential based on their fundamental characteristics
               o    stocks of companies with an investment quality rating (growth and stability of earnings and dividends) of "B-" or better by Standard & Poor's Rating Group ("S&P(R)") or financial strength rating of "B" or better by ValueLine
               o    stocks of any price range that may or may not be paying current dividends

EXPECTED     No material changes are currently expected. Only minor, stylistic changes are expected. For
 CHANGES     example, a phrase like "the Fund invests, at the time of initial purchase, in stocks that meet each of the following criteria" would be replaced with "the Fund invests in stocks that, at the time of initial purchase, meet each of the following criteria."

             D.L. BABSON TAX-FREE INCOME FUND, INC.
 CURRENT     This Fund intends to offer shares substantially exempt from federal income tax. The Fund will
  POLICY     have an expected weighted average maturity between ten and twenty-five years with maturities being longer than five years at time of purchase. The Fund may invest at time of purchase:
               o    at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities and the interest they pay is expected to be exempt from federal income tax and any alternative minimum tax;
               o    at least 90% of the municipal bonds bought will be rated within the three top rating categories of Moody's (Aaa, Aa or A) or Standard & Poor's(R) (AAA, AA or A);
               o    investments in short-term municipal obligations and notes will be (1) backed by the full faith and credit of the United States; or (2) rated MIG-1, MIG-2 or MIG-3 by Moody's; or
                    (3) A-1 or A-2 by Standard & Poor's(R); or (4) if unrated short-term then the issuer's long-term bond rating must be at least A as determined by Moody's or Standard & Poor's(R);
                    and,
               o    in cash or short-term money market obligations (including taxable money market obligations on a temporary basis) that are rated at the top two categories (A-1/Prime-1 or A-2/Prime-2).

EXPECTED     No material changes are currently expected. Only minor, stylistic changes are expected. For
 CHANGES     example, a phrase like "the Fund intends to offer shares substantially exempt from federal income tax" would be replaced with "the Fund intends to offer shares the income from which is exempt from federal income tax."



Without approval of this Proposal 4, these changes to the Funds' general investment policies, or similar changes in the future, could not be accomplished without seeking separate shareholder approval for each proposed change. If this Proposal is approved, shareholder approval would not be required for these types of changes in the future and instead, the changes could be made upon approval by each Fund's Board of Directors, as applicable.


Voyageur and the Board believe that it is advisable and in the best interests of shareholders to reclassify the general investment policies as non-fundamental policies. This Proposal is consistent with the approach typically used in recent years when creating new mutual funds and is consistent with the approach that would be used by the Tamarack Funds when adding new portfolios in the future.

                                     *  *  *


SHAREHOLDER APPROVAL: Approval of Proposal 4 by each Fund's shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT SHAREHOLDERS OF EACH FUND
                              VOTE FOR PROPOSAL 4.


                                 --------------

                             PROPOSAL 5 -- ALL FUNDS

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                                 --------------


Upon the recommendation of the Audit Committee, the Board of Directors has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of each Fund with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. Deloitte has confirmed to the Audit Committee that they are independent auditors with respect to each Fund. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Deloitte also serves as independent auditors of the other Babson Funds, Great Hall Investment Funds, Inc., J&B Funds and RBC Funds, Inc.


The Audit Committee is required to pre-approve all audit services and non-audit services that an independent auditor provides to the Funds. Furthermore, the Audit Committee is required to pre-approve any engagement of a Fund's independent auditor to provide non-audit services to Voyageur or any affiliate of Voyageur that provides ongoing services to the Funds, if such engagement would relate directly to the Funds' operations and financial reporting. The Audit Committee may delegate to one or more of its members authority to pre-approve the auditor's provision of audit and/or non-audit services to the Funds, or the provision of non-audit services to Voyageur or any service provider affiliated with Voyageur. The Audit Committee will also review at least annually whether any receipt of non-audit fees by the Funds' independent auditor from (i) the Fund, (ii) other funds advised by Voyageur or its affiliates, (iii) Voyageur or any entity controlling or controlled by Voyageur, and (iv) any investment advisor or investment company service provider under common control with Voyageur is compatible with maintaining the independence of the independent auditor.


PricewaterhouseCoopers LLP ("PwC") served as independent auditors of the Funds for the fiscal year ended June 30, 2003. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. For further information about the independent auditors of the Funds, please refer to the "Independent Auditors" section under "Service Providers" below.


                                     *  *  *

SHAREHOLDER APPROVAL: Approval of Proposal 5 by each Fund's shareholders will require the vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT SHAREHOLDERS OF EACH FUND
                              VOTE FOR PROPOSAL 5.

                                 --------------

                             ADDITIONAL INFORMATION

                                 --------------


                                 OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS


The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Funds' offices, 90 South Seventh Street Street, Suite 4300, Minneapolis, Minnesota 55402, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Funds.


                               VOTING INFORMATION


This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Funds on or about January 29, 2004. Only shareholders of record of a Fund as of the close of business on January 15, 2004 ("Record Date"), will be entitled to notice of, and to vote at, the Meeting. Each share of record of a Fund on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

Shareholders are encouraged to submit their votes using the telephone or Internet voting options. Shareholders using these options will be asked to enter the control numbers from their proxy cards along with their voting instructions. Shareholders using these options will be given the opportunity to review and/or change their selections before submitting their voting instructions. Shareholders also may vote by returning their proxy cards in the self-addressed, postage-paid envelopes included with the materials, or by attending the Meeting and voting in person. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed proxy cards will be voted FOR the Plan and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting at which the matter is voted on by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement, by submitting a later-dated, validly executed proxy card, by submitting subsequent valid instructions via telephone or Internet, or by attending and voting at such Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR all items, as applicable. Shareholders holding shares through a broker-dealer who wish to vote or revoke their proxies in person at the Meeting will need to present a legal proxy obtained from their broker-dealer.

SHARES OUTSTANDING


The chart below lists the number of shares of the Funds that are outstanding as of the Record Date:


  NAME OF FUND                                      NUMBER OF SHARES OUTSTANDING
  ------------                                      ----------------------------
  Babson Enterprise Fund, Inc. .................         13,699,295.7830
  Babson Enterprise Fund II, Inc. ..............          2,296,352.9830
  Babson Value Fund, Inc. ......................          9,358,888.0020
  D.L. Babson Tax-Free Fund, Inc. ..............          3,739,215.8970
  Shadow Stock Fund, Inc. ......................          8,447,609.3150


QUORUM

The Amended and Restated By-Laws of each Fund provide that a quorum shall be present at a meeting with respect to that Fund, in person or by proxy, when a majority of the aggregate shares of that Fund at the time outstanding are present.

VOTING REQUIREMENT


In Proposal 1, Nominees for Director receiving a plurality of the votes cast in person or by proxy with respect to a Fund at the Meeting at which a quorum exists will be elected to the Board of Directors of such Fund. Proposal 2 requires the affirmative vote of the holders of a majority of a Fund's outstanding shares. Proposals 3.A - 3.U and 4 each require the vote of the majority of a Fund's outstanding voting securities (as defined in the 1940
Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Proposal 5 requires the vote of the holders of a majority of the shares of a Fund present in person or by proxy at the Meeting.


ADJOURNMENT

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of a Fund's shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will effectively be a vote against adjournment and against Proposals 2, 3, 4 and 5.

                               PROXY SOLICITATION


Proxies are being solicited by mail beginning on or about January 29, 2004.

The Funds request that broker-dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares held of record by such persons. Voyageur may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this proxy solicitation. The cost of soliciting these proxies will be borne by Voyageur.

Additional solicitations may be made by mail, telephone, e-mail, or other personal contact by officers or employees of Voyageur and its affiliates or by proxy solicitation services firms retained by Voyageur. Voyageur has engaged Georgeson Shareholder Communications, Inc. ("Georgeson") to provide proxy solicitation services in connection with the Meeting, including soliciting proxies from individual shareholders, brokers, banks and other institutional holders, at an estimated cost of approximately $86,000 - $119,000. In addition, Voyageur may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation materials to beneficial owners of Fund shares. The cost of the solicitation will be borne by Voyageur.

As the Meeting date approaches, Fund shareholders may receive a call from a representative of Voyageur or Georgeson if the Fund has not yet received their votes. This will allow Fund shareholders to authorize representatives of Voyageur or Georgeson by telephone to execute proxies on their behalf. Proxies that are obtained via telephone in this manner (that is, telephonic proxies), will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, a Voyageur or Georgeson representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail. A Voyageur or Georgeson representative is required to verify the identification information provided on the call against shareholder information provided by a Fund. If the information solicited is successfully verified, the Voyageur or Georgeson representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on each Proposal. The Voyageur or Georgeson representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Voyageur or Georgeson will record the shareholder's instructions on the card. Within 72 hours, Voyageur or Georgeson will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call Voyageur or Georgeson immediately if the shareholder's instructions are not correctly reflected in the confirmation. The Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.


                                BENEFICIAL OWNERS


For a list of persons or entities that, to the best of each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of each Fund as of the Record Date please refer to EXHIBIT H to this Proxy Statement.

                                SERVICE PROVIDERS


Set forth below is a description of the current service providers of the Funds and the proposed service providers of the Tamarack Funds Trust.

INVESTMENT ADVISOR AND SUB-ADVISOR

For information about Voyageur and David L. Babson, please refer to Proposal 2 above.

DISTRIBUTOR, ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT


Voyageur serves as the Funds' administrator. J&B, located at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, serves as the Funds' distributor. BISYS Fund Services Limited Partnership ("BISYS LP") serves as the Funds' sub-administrator and fund accounting agent. Boston Financial Data Services ("BFDS") serves as the Funds' transfer agent. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") serves as the Funds' custodian. These service providers will provide the same services for the corresponding Tamarack Funds.

INDEPENDENT AUDITORS

On November 24, 2003, the Board of Directors selected Deloitte as independent auditors of the Funds for the fiscal year ending June 30, 2004. Deloitte has confirmed to the Audit Committee of the Board of Directors ("Audit Committee") that they are independent auditors with respect to the Funds.


For the fiscal year ended June 30, 2003, PwC served as the Funds' independent auditor. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of RBC, the indirect parent company of J&B, the Funds' investment advisor at that time. PwC represented to the Fund that although the provision of these services may have impaired their independence under SEC rules, PwC personnel working on the audit of the Funds for the fiscal years ended June 30, 2003 had no knowledge of the situation in Canada until after the audit of the Funds had been completed and the audited financial statements had been sent to Fund shareholders. As a result of the PwC affiliate in Canada's provision of these services, PwC declined to seek appointment as independent auditors for the Funds for the fiscal year ending June 30, 2004. During the Funds' fiscal year ended June 30, 2003, PwC's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended June 30, 2003, and through October 9, 2003, there were no disagreements between the Funds and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Ernst & Young, LLP ("E&Y") served as independent auditors of the Funds for the fiscal year ended June 30, 2002. Due to the acquisition of J&B, the Funds' investment advisor at the time, by RBC Dain Rauscher Corp., a subsidiary of RBC, E&Y determined that it was no longer independent of the Funds, and thus resigned as the Funds' independent auditors as of May 1, 2003. During the Funds' fiscal year ended June 30, 2002, E&Y's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended June 30, 2002, and through May 1, 2003, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Certain information concerning the fees and services provided by E&Y and PwC to the Babson Funds and to Voyageur and its affiliates for each entity's two most recent fiscal years is provided below.


2003 AUDIT FEES. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended June 30, 2003 were $125,000.

2003 TAX FEES. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2003 were $47,500.

2002 AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended June 30, 2002 were $106,400.

2002 TAX FEES. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2002 were $11,700.

The Audit Committee of each Fund considered whether the services described above were compatible with PwC's and E&Y's independence for such Fund. The Audit Committee also considered whether the provision of all other non-audit services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the each Fund, was compatible with maintaining the independence of PwC and E&Y for such Fund, respectively. The Audit Committee of each Fund has adopted pre-approval policies and procedures pursuant to which the engagement of any independent auditor is approved. Such procedures provide that: (1) before an auditor is engaged by a Fund to render audit services, the Audit Committee shall review and approve the engagement; (2) the Audit Committee shall review and approve in advance any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that a Fund employs its auditor to render "permissible non-audit services" to a Fund, or any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that Voyageur, and any entity controlling, controlled by, or under common control with Voyageur that provides ongoing services to a Fund, employ a Fund's auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of a Fund; (3) as a part of any such review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence; and (4) the Audit Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to a Fund, or the provision of non-audit services to Voyageur or any Voyageur-affiliated service provider, provided that any pre-approval determination made by a Delegate is presented to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

Pre-approval has not been waived with respect to services described above under "Tax Fees" since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.


                              SHAREHOLDER MAILINGS

To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at (800) 422-2766 or writing to the Fund at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.


                                 LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of the Tamarack Funds Trust will be passed upon by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

                               INDEX OF EXHIBITS

EXHIBIT A:   CURRENT EXECUTIVE OFFICERS OF THE COMPANY

EXHIBIT B:   FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT C:   INFORMATION ON CERTAIN MATTERS ON WHICH THE
             TAMARACK FUNDS WILL VOTE


EXHIBIT D:   INFORMATION REGARDING CERTAIN PAYMENTS TO J&B AND
             DAVID L. BABSON


EXHIBIT E:   OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR


EXHIBIT F:   PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF VOYAGEUR
             AND DAVID L. BABSON

EXHIBIT G:  INVESTMENT POLICIES/RESTRICTIONS PROPOSED TO BE RECLASSIFIED
             AS NON-FUNDAMENTAL

EXHIBIT H:  PRINCIPAL SHAREHOLDERS OF THE FUNDS

                                    EXHIBIT A


                     CURRENT EXECUTIVE OFFICERS OF EACH FUND




                                                    TERM OF OFFICE
                              POSITION(S) WITH      AND LENGTH OF              PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS(1) AND AGE         EACH FUND          TIME SERVED                 DURING PAST 5 YEARS
--------------------------   ------------------   -----------------   -----------------------------------------
Jennifer D. Lammers          President and        One year term;      Managing Director, Voyageur Asset
Age: 43                      Chief Executive      served since        Management (2000 to present); Mutual
                             Officer              July 2003           Fund Services Director, Voyageur Asset
                                                                      Management (2003 to present); Chief
                                                                      Financial Officer, Great Hall Investment
                                                                      Funds, Inc. (2001-2003); Compliance
                                                                      Officer, Great Hall Investment Funds,
                                                                      Inc. (2000-2001); Director of Finance,
                                                                      Voyageur Asset Management
                                                                      (2000-2003); Vice President and
                                                                      Manager, Financial Reporting, RBC
                                                                      Dain Rauscher (1998-2000); President
                                                                      and Chief Executive Officer(2).

Christopher J. Tomas         Treasurer, Chief     One year term;      Vice President and Finance Manager,
Age: 33                      Financial            served since        RBC Dain Rauscher (2001 to present);
                             Officer and          July 2003           Senior Financial Analyst, RBC Dain
                             Principal                                Rauscher (1999-2001); Financial Analyst,
                             Accounting                               RBC Dain Rauscher (1997-1999);
                             Officer                                  Treasurer, Chief Financial Officer and
                                                                      Principal Accounting Officer(2).

Martin A. Cramer             Vice President,      One year term;      Legal and Regulatory Affairs Vice
Age: 54                      Assistant            twelve years of     President, Chief Compliance Officer and
                             Secretary, Chief     service             Secretary, Jones & Babson, Inc. (mutual
                             Compliance                               fund management company and
                             Officer and                              distributor of the Funds); Vice
                             AML                                      President, Assistant Secretary, Chief
                             Compliance                               Compliance Officer and AML
                             Officer                                  Compliance Officer(2); and formerly,
                                                                      Vice President, Chief Compliance
                                                                      Officer and Secretary, Buffalo Fund
                                                                      Complex and Secretary, Gold Bank
                                                                      Funds(3).

Laura M. Moret               Secretary            One year term;      Vice President and Senior Associate
Age: 50                                           served since        Counsel, RBC Dain Rauscher (2002 to
                                                  July 2003           present); Vice President and Group
                                                                      Counsel, American Express Financial
                                                                      Advisors (1995-2002); Secretary(2).


------------------


(1) The address for each officer is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) Great Hall Investment Funds, Inc., RBC Funds, Inc., J&B Funds, Babson-Stewart Ivory International Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc. and Investors Mark Series Fund, Inc.

(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

                                    EXHIBIT B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this day of , 2004, by Tamarack Funds Trust ("New Acquiring Trust"), a Delaware statutory trust, with its principal place of business at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, on behalf of ("Acquiring Fund"), a separate series of New Acquiring Trust, and ("Target Fund" and together with Acquiring Fund, each a "Fund" and collectively the "Funds"), a Maryland corporation, with its principal place of business at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Acquiring Fund has been organized to hold the assets of Target Fund and Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended ("1940 Act")) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein.


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of all of the assets of Target Fund to Acquiring Fund in exchange solely for Class S shares ($0.01 par value per share) of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all of the liabilities of Target Fund and the distribution of Acquiring Fund Shares to the shareholders of Target Fund in complete liquidation of Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All references in this Agreement to action taken by Acquiring Fund shall be deemed to refer to action taken by New Acquiring Trust on behalf of Acquiring Fund.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF TARGET FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF TARGET FUND

     1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Target Fund agrees to transfer to Acquiring Fund all of Target Fund's assets as set forth in section 1.2, and Acquiring Fund agrees in exchange therefor (i) to deliver to Target Fund that number of full and fractional Acquiring Fund Shares corresponding to Target Fund shares as of the time and date set forth in Section 2.1; and (ii) to assume all of the liabilities of Target Fund, as set forth in section 1.2. All Acquiring Fund Shares delivered to Target Funds shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of Target Fund to be acquired by Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by Target Fund and any deferred or prepaid expenses shown as an asset on the books of Target Fund on the Valuation Time (as defined in Section 2.1). The liabilities of Target Fund to be assumed by Acquiring Fund (the "Liabilities") shall consist of all liabilities of Target Fund existing at the Valuation Time, whether accrued or contingent, known or unknown.


     1.3. Immediately upon delivery to Target Fund of the Acquiring Fund Shares, Target Fund, as the then sole shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the New Acquiring Trust, (ii) approve the advisory and any sub-advisory agreements, (iii) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, as applicable, (iv) ratify the selection of the New Acquiring Trust's independent accountants, and (v) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Directors/Trustees of Target Fund and New Acquiring Trust.


     1.4. Immediately following the action contemplated by Section 1.3, Target Fund will distribute to Target Fund's shareholders of record (the "Target Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, Acquiring Fund Shares received by Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to Target Fund by the transfer of Acquiring Fund Shares then credited to the account of Target Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Target Fund Shareholders. Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of Target Fund will simultaneously be cancelled on the books of Target Fund. Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund.

     1.6. Any reporting responsibility of Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Target Fund.

     1.7. All books and records of Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to Acquiring Fund from and after the Closing Date and shall be turned over to Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

     2.1. The value of the Assets shall be computed as of the date and time ("Valuation Time") that is the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date (as defined in section 3.1) after the declaration and payment of any dividends and/or other distributions on the Closing Date, using such valuation procedures as are disclosed in the then-current prospectus and/or statement of additional information for Acquiring Fund and as have been approved by its Board of Trustees, copies of which have been delivered to Target Fund.

     2.2. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.   CLOSING AND CLOSING DATE


     3.1. The Closing of the transactions contemplated by this Agreement shall be March 31, 2004, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place immediately after 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of New Acquiring Trust, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, or at such other place and time as the parties may agree.


     3.2. Target Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. Target Fund shall direct Wells Fargo Bank Minnesota, N.A., as custodian for Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Wells Fargo Bank Minnesota, N.A., as custodian for Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for Target Fund to the custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by Target Fund as of the Closing Date by Target Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Target Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Target Fund shall direct Boston Financial Data Services ("Transfer Agent"), as transfer agent for Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. Acquiring Fund shall issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to Target Fund or provide evidence satisfactory to Target Fund that such Acquiring Fund Shares have been credited to that Target Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of Acquiring Fund or a Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading thereupon or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the shares of Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of Target Fund shall include all of such Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation to such Target Fund's board members.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been fully disclosed to Acquiring Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Target Fund, Target Fund represents and warrants to Acquiring Fund as follows:

          (a) Target Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended and supplemented from time to time, to own all of its Assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of Target Fund, to carry out this Agreement. Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on Target Fund. Target Fund has all material federal, state and local authorizations necessary to own all of its Assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not reasonably be expected to have a material adverse effect on Target Fund;

          (b) Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) Target Fund is not, and the execution, delivery and performance of this Agreement by Target Fund, will not, (i) result in a material violation of Maryland law or of its Articles of Incorporation or

     By-Laws; (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which Target Fund is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Target Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of Target Fund;

          (e) All material contracts or other commitments of Target Fund (other than this Agreement and any contracts listed on Schedule A) will terminate without liability to Target Fund on or prior to the Closing Date. Each contract listed on Schedule A is a valid, binding and enforceable obligation of each party thereto and the assignment by Target Fund to Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder;

          (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Target Fund or any properties or assets held by it. Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Target Fund at and for the fiscal year ended June 30, 2003, have been audited by PricewaterhouseCoopers LLP ("PwC"), and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Acquiring Fund) present fairly, in all material respects, the financial position of Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (h) Since June 30, 2003, there has not been any material adverse change in Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Acquiring Fund. For purposes of this subsection (h), a decline in net asset value per share of Target Fund due to declines in market values of securities in Target Fund's portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

          (i) At the date hereof and at the Closing Date, all federal and other tax returns and reports of Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

          (k) All issued and outstanding shares of Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of Target Fund shares, nor is there outstanding any security convertible into any of Target Fund shares;

          (l) At the Closing Date, Target Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to section
     1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances and upon delivery and payment for such Assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of Target Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) At the Closing Date, the then current prospectus and statement of additional information of Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (p) The Proxy Statement (as defined in section 5.7), insofar as it relates to Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Acquiring Fund for use therein.

     4.2. Except as has been fully disclosed to Target Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of New Acquiring Trust, New Acquiring Trust, on behalf of Acquiring Fund, represents and warrants to Target Fund as follows:

          (a) Acquiring Fund is duly organized as a series of New Acquiring Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware with the power under New Acquiring Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;

          (b) New Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the registration of Acquiring Fund Shares will be in full force and effect on the Closing Date;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) Acquiring Fund is not, and the execution, delivery and performance of this Agreement by Acquiring Fund will not, (i) result in a material violation of Delaware law or its then current Declaration of Trust or By-Laws; (ii) result in a material violation or breach of or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which New Acquiring Trust, on behalf of Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; nor (iii) result in the creation or imposition of any lien, charge or encumbrance on any property or assets of Acquiring Fund;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquiring Fund or any properties or assets held by it. Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company for its first taxable year that ends after the Closing Date and will be eligible to, and will for such taxable year, compute its Federal income tax under Section 852 of the Code;

          (g) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by the New Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of New Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of New Acquiring Trust, on behalf of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (i) The information to be furnished by Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (j) At the Closing Date, the then current prospectus and statement of additional information of Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (k) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

5.   COVENANTS OF ACQUIRING FUND OR TARGET FUND OR BOTH

     5.1. Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations.

     5.2. Target Fund covenants that, upon reasonable notice, Acquiring Fund's officers and agents shall have reasonable access to Target Fund's books and records necessary to maintain current knowledge of Target Fund and to ensure that the representations and warranties made by Target Fund are accurate.

     5.3. Target Fund covenants to call a meeting of Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2004.

     5.4. Target Fund covenants that Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. Target Fund covenants that it will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund shares.

     5.6. Each of Acquiring Fund and Target Fund, on behalf of itself, covenants that, subject to the provisions of this Agreement, it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Target Fund covenants that it will prepare, file with the Commission, and deliver to the Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.

     5.8. Acquiring Fund covenants that it will provide Target Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

     5.9. Target Fund covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.11. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET FUND

     With respect to the Reorganization, the obligations of Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of New Acquiring Trust, on behalf of Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2. Acquiring Fund shall have delivered to Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to New Acquiring Trust, on behalf of Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of New Acquiring Trust with respect to Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Target Fund shall reasonably request.

     6.3. Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquiring Fund on or before the Closing Date.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

     With respect to the Reorganization, the obligations of Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2. Target Fund shall have delivered to Acquiring Fund a statement of Target Fund's Assets and liabilities as of the Closing Date, certified by the Treasurer of Target Fund.

     7.3. Target Fund shall have delivered to Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquiring Fund shall reasonably request.

     7.4. Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Target Fund on or before the Closing Date.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND TARGET
FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to Target Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein, with respect to Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of Target Fund in accordance with the provisions of Target Fund's Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Target Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Target Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement with respect to Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each of Acquiring Fund and Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Acquiring Fund of all of the assets of Target Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund, followed by the distribution of such shares to Target Fund Shareholders in exchange for their shares of Target Fund in complete liquidation of Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Target Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (iii) the basis of the assets of Target Fund in the hands of Acquiring Fund will be the same as the basis of such assets of Target Fund immediately prior to the transfer; (iv) the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which such assets were held by Target Fund; (v) no gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (vi) no gain or loss will be recognized by Target Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of Target Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by Target Fund Shareholders will be the same as the basis of the shares of Target Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of Target Fund were held as capital assets in the hands of Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of New Acquiring Trust and Target Fund. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by Target Fund or Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its Reorganization.

     8.6. Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

9.   INDEMNIFICATION

     9.1. Acquiring Fund agrees to indemnify and hold harmless Target Fund and each of such Target Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. Target Fund agrees to indemnify and hold harmless Acquiring Fund and each of Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

     10.1. Each of New Acquiring Trust, on behalf of Acquiring Fund, and Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.


     10.2. Voyageur Asset Management, Inc. ("Voyageur") will bear all the expenses associated with the Reorganization, except that Acquiring Fund will bear all SEC registration fees. Any such expenses which are so borne by Voyageur will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization


11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquiring Fund and Target Funds in sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; or (iv) upon the resolution of either of the Board of Trustees of New Acquiring Trust or the Board of Directors of Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to Acquiring Fund or Target Fund, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of Target Funds and any authorized officer of Acquiring Fund; provided, however, that following the meeting of Target Fund Shareholders called by Target Funds pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to Target Fund, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116,
Attention:

Joseph R. Fleming, Esq., or to Acquiring Fund, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to any other address that Target Funds or Acquiring Fund shall have last designated by notice to the other party.


15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of Acquiring Fund and Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of New Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 TAMARACK FUNDS TRUST,
                                        on behalf of Acquiring Fund


                                        By:
---------------------------------            -----------------------------------
Secretary                               Its:
                                             -----------------------------------



Attest:                                 [BABSON FUND]


                                        By:
---------------------------------            -----------------------------------
Secretary                               Its:
                                             -----------------------------------

                                    EXHIBIT C


      INFORMATION ON CERTAIN MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE

INVESTMENT ADVISORY AGREEMENTS

Each Fund, while it is the sole shareholder of the corresponding Tamarack Fund, will approve an investment advisory agreement that is substantially the same as the existing investment advisory agreement for each of the Funds, except as noted below. The current investment advisory agreement is referred to herein as the "Current Advisory Agreement." The new investment advisory agreement is referred to herein as the "New Advisory Agreement."


THE TERMS OF THE CURRENT ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENTS

VOYAGEUR'S RESPONSIBILITIES. Both Agreements provide that Voyageur will make investments for the account of each Fund in accordance with Voyageur's best judgment and within the investment objectives and policies/restrictions set forth in the registration statements applicable to the Funds, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, subject to policy decisions adopted by the Board. Voyageur will determine the securities to be purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. Voyageur will also comply with all reasonable requests of the Fund for information.

AGGREGATION AND ALLOCATION OF TRADES BY VOYAGEUR. Both Agreements provide that, on occasions when Voyageur deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, Voyageur may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Voyageur also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Voyageur in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers.

EXPENSES OF THE FUND. Both Agreements provide that the Fund will be responsible for all of its expenses and liabilities, including: (1) compensation of the Directors who are not affiliated with Voyageur, the Funds' administrator, distributor, or any of their affiliates; (2) taxes and governmental fees; (3) interest charges; (4) fees and expenses of the Fund's independent accountants and legal counsel; (5) trade association membership dues; (6) fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds); (7) fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Fund; (8) expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; (9) shareholder servicing expenses; (10) expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Fund; (11) expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; (12) the cost of office supplies, including stationery; (13) travel expenses of all officers, Directors and employees; (14) insurance premiums; (15) brokerage and other expenses of executing portfolio transactions; (16) expenses of shareholders' meetings; (17) organizational expenses; and (18) extraordinary expenses.

LIMITATION OF LIABILITY OF VOYAGEUR. Both Agreements provide that Voyageur will give the Fund the benefit of Voyageur's best judgment and efforts in rendering investment advisory services. Both Agreements state that Voyageur will not be liable under the Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in the Agreement will be deemed to protect or purport to protect Voyageur against any liability to the Fund or its shareholders to which Voyageur would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Voyageur's duties under the Agreement or by reason of Voyageur's reckless disregard of its obligations and duties under the Agreement.

COMPENSATION PAID TO VOYAGEUR. The New Advisory Agreement provides that for Voyageur's provision of investment advisory services, each Fund will pay Voyageur a monthly fee on the first business day of each month at the annual rates set forth in EXHIBIT D to this Proxy Statement. The Current Advisory Agreement provides that the advisory fee shall be payable as of the close of business on each business day. The fee rate payable by each Fund pursuant to the New Advisory Agreement is the same as that Fund's rate payable under the Current Advisory Agreement. Each Fund's advisory fees are subject to reduction pursuant to an Expense Limitation Agreement to maintain each Fund's total expenses at those rates that were in effect on May 1, 2003 until May 1, 2005.

TERM AND TERMINATION. Both Agreements provide that they will continue in effect as to a Fund only if its continuance as to that Fund is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. Both Agreements also provide that they may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board on 60 days' written notice to Voyageur, or by Voyageur on 60 days' written notice to the Fund. Both Agreements provide that they will terminate automatically in the event of their assignment (as defined in the 1940 Act).

NON-EXCLUSIVITY. Both Agreements provide that nothing contained in the Agreement will limit the freedom of Voyageur or any affiliated person of Voyageur to engage in any other business or to devote time and attention to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

GOVERNING LAW. Finally, both Agreements provide that they will be construed in accordance with the laws of the State of Minnesota provided that nothing in the Agreements will be construed in a manner inconsistent with the 1940 Act.


INVESTMENT SUB-ADVISORY AGREEMENTS

Each of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., and Shadow Stock Fund, Inc., while it is the sole shareholder of the corresponding Tamarack Fund, will approve an investment sub-advisory agreement between Voyageur and David L. Babson that is substantially the same as the existing investment sub-advisory agreement for each of the Funds, except as noted below. The current investment sub-advisory agreement is referred to herein as the "Current Investment Counsel Agreement." The new investment sub-advisory agreement is referred to herein as the "New Investment Counsel Agreement."


CURRENT INVESTMENT COUNSEL AGREEMENTS. The Current Investment Counsel Agreements between Voyageur and David L. Babson provide for David L. Babson to provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for each Fund. Voyageur pays David L. Babson a sub-advisory fee with respect to each Fund at the annual rates set forth in EXHIBIT D to this Proxy Statement. The Current Investment Counsel Agreements also provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, David L. Babson shall not be liable for error of judgment or losses related to its sub-advisory services to the Funds. Voyageur is permitted under the Current Investment Counsel Agreements to terminate the Agreements upon 60 days notice.


Under the Current Investment Counsel Agreements, the Funds are granted an exclusive license to use the Babson name. However, in the event that shareholders, the Board, Voyageur, or its successor in interest, elects to terminate David L. Babson as sub-advisor to a Fund, David L. Babson has the right to withdraw the right of that Fund to use the Babson name and that Fund is no longer authorized to use the Babson name. Under the Current Investment Counsel Agreements, in the event that David L. Babson resigns as sub-advisor to a Fund (except Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc.), that Fund may only continue to use the Babson name for a year. In addition, David L. Babson would not be restricted from using the name for another SEC-registered mutual fund after two years.

The Current Investment Counsel Agreements contain a provision that gives David
L. Babson the right to withdraw the right of a Fund to use the Babson name and mandates that the Fund promptly cease using the Babson name in the event that shareholders, the Board, Voyageur, or its successor in interest, elects to:

     (1) terminate David L. Babson as sub-advisor to any of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc., or

     (2) remove the Babson name from the name of any of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc.

Since the same provision was approved by shareholders of all of the Babson Funds, the effect of the provision described above, therefore, is that if David
L. Babson is terminated from Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc., or if the Babson name is removed from the name of any one of these three Funds, then David L. Babson has the right to withdraw the use of the name from all Funds.


Each Fund's Board approved the Current Investment Counsel Agreements on October 24, 2002. All of the Current Investment Counsel Agreements are dated May 1, 2003 and were last approved by shareholders on March 28, 2003, in connection with a change in control of Jones & Babson, Inc.

NEW INVESTMENT COUNSEL AGREEMENTS. As stated above in this Proxy Statement, each of the New Investment Counsel Agreements is materially the same as the Current Investment Counsel Agreements, with the exception of effectiveness and termination dates and the removal of the provisions related to the use of the Babson name.

                                    EXHIBIT D

                  INFORMATION REGARDING CERTAIN PAYMENTS TO J&B
                               AND DAVID L. BABSON


The following table provides the amounts paid by each Fund to J&B under previous Management Agreements (in effect until April 30, 2003) and the Current Advisory Agreements (in effect from May 1, 2003) during the Fund's most recent fiscal year, as well as the annual fee rate of each Fund under the Current Advisory Agreements.

FEES PAID TO J&B UNDER THE MANAGEMENT AND ADVISORY AGREEMENTS


                                                          ADVISORY FEES
                                                         RECEIVED BY J&B
                                                       FOR THE FISCAL YEAR
                                                         ENDED JUNE 30,
                                 ADVISORY FEES              2003 AS A
                              RECEIVED BY J&B FOR         PERCENTAGE OF
                             THE FISCAL YEAR ENDED         AVERAGE NET
                                JUNE 30, 2003(1)            ASSETS(1)               APPLICABLE FEE RATE(1)
                            -----------------------   --------------------   -----------------------------------
Babson Enterprise                  $2,154,000                  1.06%         1.40% of the first $30 million of
 Fund, Inc.                                                                  average daily net assets;
                                                                             0.90% of amounts in excess of
                                                                             $30 million.
Babson Enterprise                  $  644,000                  1.28%         1.40% of the first $30 million of
 Fund II, Inc.                                                               average daily net assets;
                                                                             0.90% of amounts in excess of
                                                                             $30 million.
Babson Value Fund, Inc.            $3,411,000                  0.93%         0.85% of average daily net assets
D.L. Babson Tax-Free               $  355,000                  0.93%         0.85% of average daily net assets
 Income Fund, Inc.
Shadow Stock Fund, Inc.            $  822,000                  0.98%         0.90% of average daily net assets

------------------


(1) Prior to May 1, 2003, the Funds paid J&B a unified fee for advisory and non-advisory services rendered to the Funds. Each Fund's advisory fee is subject to reduction pursuant to an expense limitation agreement to limit the each Fund's total operating expenses as follows until May 1, 2005: for Babson Enterprise Fund, Inc., 1.08%; for Babson Enterprise II Fund, Inc., 1.30%; for Babson Value Fund, Inc., 0.96%; for D.L. Babson Tax-Free Income Fund, Inc., 0.99%; and for Shadow Stock Fund, Inc. 1.03%. The expense limitation agreement will be extended to the corresponding Tamarack Funds until May 1, 2005.


OTHER FEES PAID TO J&B


For the period May 1, 2003 to June 30, 2003, the Funds paid J&B $124,600 pursuant to the Administrative Services Agreement between the Funds and J&B.


FEES PAID TO DAVID L. BABSON UNDER THE INVESTMENT COUNSEL AGREEMENTS

The following table provides the amounts paid by Voyageur to David L. Babson under the previous Investment Counsel Agreements (in effect until April 30,
2003) and the Current Investment Counsel Agreements (in effect from May 1,
2003) between Voyageur and David L. Babson with respect to each Fund during the Fund's most recent fiscal year, as well as David L. Babson's sub-advisory fee rate under the Current Investment Counsel Agreements.

                                                        SUB-ADVISORY FEES
                                                         PAID BY J&B TO
                                                       DAVID L. BABSON FOR
                               SUB-ADVISORY FEES         THE FISCAL YEAR
                                 PAID BY J&B TO          ENDED JUNE 30,
                              DAVID L. BABSON FOR           2003 AS A
                             THE FISCAL YEAR ENDED        PERCENTAGE OF
                                 JUNE 30, 2003         AVERAGE NET ASSETS            APPLICABLE FEE RATE
                            -----------------------   --------------------   -----------------------------------


Babson Enterprise                  $1,078,518                  0.53%         0.70% of the first $30 million of
 Fund, Inc.                                                                  average daily net assets;
                                                                             0.50% of amounts in excess of
                                                                             $30 million.

Babson Enterprise                  $  311,590                  0.62%         0.70% of the first $30 million of
 Fund II, Inc.                                                               average daily net assets;
                                                                             0.50% of amounts in excess of
                                                                             $30 million.

Babson Value Fund, Inc.            $1,279,539                  0.35%         0.35% of average daily net assets

D.L. Babson Tax-Free               $   95,240                  0.25%         0.25% of average daily net assets
 Income Fund, Inc.

Shadow Stock Fund, Inc.            $  209,230                  0.25%         0.25% of average daily net assets




COMMISSIONS PAID TO AFFILIATED BROKERS.

For the most recently completed fiscal year, the aggregate amount of commissions paid by Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. and Babson Value Fund, Inc. to RBC Capital Markets, a broker and subsidiary of RBC, was $7,755, $1,204 and $3,180, respectively. The percentage of the each Fund's aggregate brokerage commissions paid to RBC Capital Markets during the most recently completed fiscal year was 1.4%, 2.1% and 0.3%, respectively.

                                    EXHIBIT E


                 OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR

Voyageur acts as advisor to the following funds that have investment objectives similar to the Funds:

                                                      NET ASSETS
                                                        (AS OF          VOYAGEUR'S              RATE OF
    NAME OF FUND          INVESTMENT OBJECTIVE      OCT. 31, 2003)         ROLE              COMPENSATION
--------------------   -------------------------   ----------------   -------------   --------------------------
RBC Government         Relatively high current       $ 23,793,707     investment      0.30% (not waived or
Income Fund            income consistent with                         advisor         otherwise reduced)
                       relative stability of
                       principal and safety.
RBC Large Cap          Long-term capital             $ 42,342,419     investment      0.70% (not waived or
Equity Fund            appreciation.                                  advisor         otherwise reduced)
RBC Mid Cap            Long-term capital             $168,756,989     investment      0.70% (not waived or
Equity Fund            appreciation.                                  advisor         otherwise reduced)
RBC North Carolina     High current income           $ 22,585,688     investment      0.35% (not waived or
Tax-Free Bond Fund     that is free from both                         advisor         otherwise reduced)
                       federal income tax and
                       North Carolina
                       personal income tax,
                       together with relative
                       safety with principal.
RBC Quality Income     Current income and            $ 39,453,944     investment      0.60% (not waived or
Fund                   capital appreciation.                          advisor         otherwise reduced)
RBC Small Cap          Long-term capital             $ 19,831,191     investment      0.70% (not waived or
Equity Fund            appreciation.                                  advisor         otherwise reduced)
J& B Small-Cap         Long-term growth of           $  4,119,993     investment      1.45%(1)
International Fund     capital.                                       advisor
Delaware Core          Long-term capital             $ 28,381,284     investment      0.325% (not waived or
Equity Fund            appreciation.                                  sub-advisor     otherwise reduced)

------------------
(1) Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the J&B Small-Cap International Fund (which includes other expenses in addition to management fees) to 1.60% through May 1, 2005.

                                    EXHIBIT F

                   PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS
                         OF VOYAGEUR AND DAVID L. BABSON


VOYAGEUR ASSET MANAGEMENT INC.


  NAME AND ADDRESS*            PRINCIPAL OCCUPATION
--------------------- -------------------------------------
  John G. Taft        Chief Executive Officer and Director
  Daniel J. Collins   Director
  Lisa A. Ferris      Director


------------------
* The address for each officer and director is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.


DAVID L. BABSON & COMPANY, INC.

     NAME AND ADDRESS*              PRINCIPAL OCCUPATION
-------------------------- --------------------------------------
  Stuart H. Reese          Director, Chairman, Chief Executive
                           Officer and President
  William H. Glavin, Jr.   Director, Chief Operating Officer and
                           Chief Compliance Officer
  Kevin W. McClintock      Director and Managing Director
  Roger W. Crandall        Director and Managing Director
  Robert Ligouri           Director
  Kenneth L. Hargreaves    Managing Director
  Efrem Marder             Managing Director
  James E. Masur           Managing Director and Chief
                           Financial Officer

------------------
* The address for each officer and director is One Memorial Drive, Cambridge, Massachusetts 02142.

                                    EXHIBIT G

                    INVESTMENT POLICIES/RESTRICTIONS PROPOSED
                      TO BE RECLASSIFIED AS NON-FUNDAMENTAL

BABSON ENTERPRISE FUND, INC.;                BABSON VALUE FUND, INC.                 D.L. BABSON TAX-FREE INCOME
BABSON ENTERPRISE FUND II, INC.;                                                     FUND, INC.
SHADOW STOCK FUND, INC.
-------------------------------------------------------------------------------------------------------------------------
3.I INVESTMENT FOR CONTROL

[The Fund will not] invest in                [The Fund will not] invest in           [The Fund will not] invest in
companies for the purpose of                 companies for the purpose of            companies for the purpose of
exercising control of management;            exercising control of management;       exercising control;

3.J INVESTMENT IN OTHER INVESTMENT COMPANIES

[The Fund will not] purchase                 [The Fund will not] purchase            [The Fund will not] invest in
shares of other investment                   shares of other investment              securities of other investment
companies except in the open                 companies except in the open            companies, except as they may be
market at ordinary broker's                  market at ordinary broker's             acquired as part of a merger,
commission, but not in excess of             commission, but, with respect to        consolidation or acquisition of
5% of the Fund's assets, or                  the Growth Fund, not in excess of       assets;
pursuant to a plan of merger or              5% of the Growth Fund's assets,
consolidation;                               or, for either Fund, pursuant to a
                                             plan of merger or consolidation;

3.K. MARGIN ACTIVITIES AND SHORT SELLING

[The Fund will not] purchase                 [The Fund will not] purchase            [The Fund will not] purchase
securities on margin or sell                 securities on margin or sell            securities on margin or sell short;
securities short;                            securities short;

3.L UNSEASONED COMPANIES

[The Fund will not] invest in the            [The Fund will not] invest in the       [The Fund will not] invest more
aggregate more than 5% of the                aggregate more than 5% of the           than 5% of the value of its total
value of its gross assets in the             value of its gross assets in the        assets at the time of investment in
securities of issuers (other than            securities of issuers (other than       the securities of any issuer or
federal, state, territorial, or local        federal, state, territorial, or local   issuers which have records of less
governments, or corporations, or             governments, or corporations, or        than three years continuous
authorities established thereby),            authorities established thereby),       operation, including the operation
which including predecessors, have           which including predecessors, have      of any predecessor, but this
not had at least three years'                not had at least three years'           limitation does not apply to
continuous operations nor invest             continuous operations nor, with         securities issued or guaranteed as
more than 25% of the Fund's                  respect to the Growth Fund,             to interest and principal by the
assets in any one industry;                  invest more than 25% of the             U.S. government or its agencies or
                                             Growth Fund's assets in any one         instrumentalities;
                                             industry;

BABSON ENTERPRISE FUND, INC.;                        BABSON VALUE FUND, INC.                 D.L. BABSON TAX-FREE INCOME
BABSON ENTERPRISE FUND II, INC.;                                                             FUND, INC.
SHADOW STOCK FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
3.M. INVESTMENT IN SECURITIES OF RELATED ISSUERS

[The Fund will not] purchase or                      [The Fund will not] purchase or         [The Fund will not] purchase or
retain securities of any company                     retain securities of any company        retain securities of an issuer if
in which any Fund officers or                        in which any Fund officers or           to the knowledge of the Fund's
directors, or Fund manager, its                      directors, or Fund manager, its         management those directors of
partner, officer, or director                        partner, officer, or director           the Fund, each of whom owns
beneficially owns more than 1/2                      beneficially owns more than 1/2         more than 1/2 of 1% of such
of 1% of said company securities,                    of 1% of said company's                 securities, together own more
if all such persons owning more                      securities, if all such persons         than 5% of the securities of
than 1/2 of 1% of such company's                     owning more than 1/2 of 1% of           such issuer;
securities own in the aggregate                      such company's securities own in
more than 5% of the outstanding                      the aggregate more than 5% of
securities of such company;                          the outstanding securities of such
                                                     company;
3.N MAKING LOANS TO RELATED PARTIES

[The Fund will not] make loans to                    [The Fund will not] make loans to
any of its officers, directors, or                   any of its officers, directors, or
employees, or to its manager, or                     employees, or to its manager, or
general distributor, or officers or                  general distributor, or officers or
directors thereof;                                   directors thereof;

3.O ENTERING INTO DEALINGS WITH RELATED PARTIES

[The Fund will not] enter into                       [The Fund will not] enter into
dealings with its officers or                        dealings with its officers or
directors, its manager or                            directors, its manager or
underwriter, or their officers or                    underwriter, or their officers or
directors or any organization in                     directors or any organization in
which such persons have a                            which such persons have a
financial interest except for                        financial interest except for
transactions in the Fund's own                       transactions in the Fund's own
shares or other securities through                   shares or other securities through
brokerage practices which are                        brokerage practices which are
considered normal and generally                      considered normal and generally
accepted under circumstances                         accepted under circumstances
existing at the time;                                existing at the time;

3.P LIABILITY FOR DEBT OF OTHERS

[The Fund will not] make itself or                   [The Fund will not] make itself or
its assets liable for the                            its assets liable for the
indebtedness of others;                              indebtedness of others;

3.Q INVESTMENTS IN ASSESSABLE OR UNLIMITED LIABILITY SECURITIES

[The Fund will not] invest in                        [The Fund will not] invest in
securities which are assessable or                   securities which are assessable or
involve unlimited liability.                         involve unlimited liability.

BABSON ENTERPRISE FUND, INC.;                        BABSON VALUE FUND, INC.                 D.L. BABSON TAX-FREE INCOME
BABSON ENTERPRISE FUND II, INC.;                                                             FUND, INC.
SHADOW STOCK FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
3.R PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS
                                                                                             [The Fund will not] mortgage,
                                                                                             pledge or hypothecate the assets
                                                                                             of the Fund to an extent greater
                                                                                             than 10% of the value of the net
                                                                                             assets of the Fund;

3.S INVESTMENTS IN OPTIONS

                                                                                             [The Fund will not] invest input,
                                                                                             call, straddle or special options;

3.T INVESTMENT IN EQUITY SECURITIES

                                                                                             [The Fund will not] invest in
                                                                                             equity securities or securities
                                                                                             convertible into equities;

3.U INVESTMENTS IN PUBLICLY ISSUED DEBT OBLIGATIONS

                                                                                             [The Fund will not] purchase
                                                                                             more than 10% of the
                                                                                             outstanding publicly issued debt
                                                                                             obligations of any issuer.

                                    EXHIBIT H


                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of the Record Date, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds' shares.




                                                                                          PERCENTAGE
                                                               AMOUNT AND NATURE OF        OF SHARES
   NAME OF FUND                 NAME AND ADDRESS               BENEFICIAL OWNERSHIP     OUTSTANDING (%)
------------------   --------------------------------------   ----------------------   ----------------
BABSON ENTERPRISE
 FUND, INC.
                     Charles Schwab & Co. Inc.                     1,648,713.4050            12.04%
                     Reinvestment Account
                     ATTN: Mutual Funds Dept.
                     101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Natl Financial Svcs Corp for                  1,366,358.2730             9.97%
                     Exclusive Benefit of Customers
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908

                     Quincy Mutual Fire Ins Co                     1,185,187.0220             8.65%
                     ATTN: Douglas Briggs
                     57 Washington Street
                     Quincy, MA 02169-5343

BABSON ENTERPRISE
 FUND II, INC.
                     Charles Schwab & Co. Inc.                       348,106.6100            15.16%
                     Reinvestment Account
                     ATTN: Mutual Funds Dept.
                     101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Donald A. Pels                                  234,998.4740            10.23%
                     63 East 79th Street
                     New York, NY 10021-0228

                     National Financial Services Corp for            153,265.6220             6.67%
                     Exclusive Benefit of Customers
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908

BABSON VALUE
 FUND, INC.
                     Charles Schwab & Co. Inc.                     2,056,951.5000            21.98%
                     Reinvestment Account
                     ATTN: Mutual Funds Dept.
                     101 Montgomery Street
                     San Francisco, CA 94104-4122

                                                                                               PERCENTAGE
                                                                    AMOUNT AND NATURE OF        OF SHARES
     NAME OF FUND                   NAME AND ADDRESS                BENEFICIAL OWNERSHIP    OUTSTANDING (%)
---------------------   ----------------------------------------   ----------------------   ----------------
                        Natl Financial Svcs Corp for Exclusive            745,109.8130             7.96%
                        Benefit of Customers
                        P.O. Box 3908
                        Church Street Station
                        New York, NY 10008-3908

                        Citigroup Global Markets Inc.                     638,921.9250             6.83%
                        Book Entry Account
                        ATTN: Matt Maestri
                        333 W. 34th Street
                        7th Floor Mutual Funds Dept.
                        New York, NY 10001-2402

D.L. BABSON TAX-FREE
 INCOME FUND, INC.
                        Charles Schwab & Co. Inc.                         240,691.1760             6.44%
                        Reinvestment Account
                        ATTN: Mutual Funds Dept.
                        101 Montgomery Street
                        San Francisco, CA 94104-4122

                        Bowen David & Co.                                 228,995.4320             6.12%
                        Cash Account
                        P.O. Box 1647
                        Boston, MA 02105-1647
SHADOW STOCK
 FUND, INC.
                        Charles Schwab & Co. Inc.                       3,254,119.7440            38.52%
                        Reinvestment Account
                        ATTN: Mutual Funds Dept.
                        101 Montgomery Street
                        San Francisco, CA 94104-4122

                        Natl Financial Svcs Corp for                    1,097,859.6090            13.00%
                        Exclusive Benefit of Customers
                        P.O. Box 3908
                        Church Street Station
                        New York, NY 10008-3908

                                                                             BAB

                             [FORM OF PROXY CARD FOR
          BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II, INC.
              BABSON VALUE FUND, INC. AND SHADOW STOCK FUND, INC.]


            The shares represented by a properly executed proxy card
                 will be voted as specified on the proxy card.


[NAME OF FUND]                           THIS PROXY IS SOLICITED ON BEHALF OF
                                         THE BOARD OF DIRECTORS
                                         SPECIAL MEETING OF SHAREHOLDERS
                                         MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                         (THE "MEETING")

The undersigned appoints Jennifer D. Lammers, Laura M. Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 29, 2004.

                                            IF YOU ARE NOT VOTING BY PHONE
                                        OR INTERNET, PLEASE VOTE, DATE AND SIGN,
                                            AND PROMPTLY RETURN THIS PROXY
                                                 CARD IN THE ENCLOSED
                                                  ENVELOPE PROVIDED.

                                         Dated: _______________________________

                                         ______________________________________

                                         ______________________________________
                                         (Signature)          (SIGN IN THE BOX)

                                         Please sign exactly as your name or
                                         names appear to the left. When shares
                                         are held by joint tenants, both should
                                         sign. When signing as attorney,
                                         executor, administrator, trustee,
                                         guardian or in any other representative
                                         capacity, please give full title as
                                         such. If signing for a corporation,
                                         please sign in full corporate name by
                                         authorized person. If a partnership,
                                         please sign in partnership name by
                                         authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES
WILL BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.
                                                                                    FOR             WITHHOLD              FOR ALL
                                                                                    ALL               ALL                 EXCEPT
1.    To approve the election of the following individuals to the board of
directors of the Fund: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)             [ ]               [ ]                   [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John
A. MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H.
Wein.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE
BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE
BELOW.)

-----------------------------------------------------------------------------

                                                                                    FOR             AGAINST               ABSTAIN
2.    To approve an Agreement and Plan of Reorganization, pursuant to which         [ ]              [ ]                    [ ]
the Fund would be reorganized as a separate portfolio of the Tamarack
Funds Trust, a newly-created Delaware statutory trust.

3.    To approve the modification/reclassification of certain fundamental           FOR
investment policies/restrictions.                                               ALL EXCEPT          AGAINST               ABSTAIN
                                                                                AS MARKED             ALL                   ALL
                                                                                    [ ]               [ ]                   [ ]
  Modification of policies/restrictions that must remain fundamental:
    3.A  Diversification
    3.B  Borrowing
    3.C  Senior Securities
    3.D  Underwriting Securities
    3.E  Real Estate
    3.F  Making Loans
    3.G  Concentration of Investments
    3.H  Commodities

  Reclassification of certain policies/restrictions as non-fundamental:

    3.I  Investments for Control
    3.J  Investments in Other Investment Companies
    3.K  Margin Activities and Short Selling
    3.L  Unseasoned Companies
    3.M  Investments in Securities of Related Issuers
    3.N  Making Loans to Related Parties
    3.O  Entering into Dealings with Related Parties
    3.P  Liability for Debt of Others
    3.Q  Investments in Assessable or Unlimited Liability Securities.


--------------------------------------------------------------------------------

(INSTRUCTION: IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY/RESTRICTION CHANGE, MARK THE BOX "FOR ALL EXCEPT AS
MARKED" AND WRITE THE LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.)

                                                                                    FOR             AGAINST               ABSTAIN
4.    To approve the reclassification of the Fund's general investment              [ ]               [ ]                   [ ]
policies as non-fundamental policies.


5.    To ratify the selection of Deloitte & Touche LLP as the independent           [ ]               [ ]                   [ ]
auditors of the Fund for the current fiscal year.


     THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)

         [FORM OF PROXY CARD FOR D.L. BABSON TAX-FREE INCOME FUND, INC.]

            The shares represented by a properly executed proxy card
                 will be voted as specified on the proxy card.

[NAME OF FUND]                           THIS PROXY IS SOLICITED ON BEHALF OF
                                         THE BOARD OF DIRECTORS
                                         SPECIAL MEETING OF SHAREHOLDERS
                                         MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                         (THE "MEETING")

The undersigned appoints Jennifer D. Lammers, Laura M. Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 29, 2004.

                                            IF YOU ARE NOT VOTING BY PHONE
                                        OR INTERNET, PLEASE VOTE, DATE AND SIGN,
                                            AND PROMPTLY RETURN THIS PROXY
                                                 CARD IN THE ENCLOSED
                                                  ENVELOPE PROVIDED.

                                         Dated: _______________________________

                                         ______________________________________

                                         ______________________________________
                                         (Signature)          (SIGN IN THE BOX)

                                         Please sign exactly as your name or
                                         names appear to the left. When shares
                                         are held by joint tenants, both should
                                         sign. When signing as attorney,
                                         executor, administrator, trustee,
                                         guardian or in any other representative
                                         capacity, please give full title as
                                         such. If signing for a corporation,
                                         please sign in full corporate name by
                                         authorized person. If a partnership,
                                         please sign in partnership name by
                                         authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES
WILL BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.
                                                                                    FOR             WITHHOLD              FOR ALL
                                                                                    ALL               ALL                 EXCEPT
1.    To approve the election of the following individuals to the board of
directors of the Fund: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)             [ ]               [ ]                   [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John
A. MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H.
Wein.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE
BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE
BELOW.)

-----------------------------------------------------------------------------

                                                                                    FOR             AGAINST               ABSTAIN
2.    To approve an Agreement and Plan of Reorganization, pursuant to which         [ ]              [ ]                    [ ]
the Fund would be reorganized as a separate portfolio of the Tamarack
Funds Trust, a newly-created Delaware statutory trust.

3.    To approve the modification/reclassification of certain fundamental           FOR
investment policies/restrictions.                                               ALL EXCEPT          AGAINST               ABSTAIN
                                                                                AS MARKED             ALL                   ALL
                                                                                    [ ]               [ ]                   [ ]
  Modification of policies/restrictions that must remain fundamental:
    3.A  Diversification
    3.B  Borrowing
    3.C  Senior Securities
    3.D  Underwriting Securities
    3.E  Real Estate
    3.F  Making Loans
    3.G  Concentration of Investments
    3.H  Commodities

  Reclassification of certain policies/restrictions as non-fundamental:

    3.I  Investments for Control
    3.J  Investments in Other Investment Companies
    3.K  Margin Activities and Short Selling
    3.L  Unseasoned Companies
    3.M  Investments in Securities of Related Issuers
    3.R  Pledging, Mortgaging and Hypothecating Fund Assets
    3.S  Investments in Options
    3.T  Investments in Equity Securities
    3.U  Investments in Publicly Issued Debt Obligations


--------------------------------------------------------------------------------

(INSTRUCTION: IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY/RESTRICTION CHANGE, MARK THE BOX "FOR ALL EXCEPT AS
MARKED" AND WRITE THE LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.)

                                                                                    FOR             AGAINST               ABSTAIN
4.    To approve the reclassification of the Fund's general investment              [ ]               [ ]                   [ ]
policies as non-fundamental policies.


5.    To ratify the selection of Deloitte & Touche LLP as the independent           [ ]               [ ]                   [ ]
auditors of the Fund for the current fiscal year.

     THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)